UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Parkway, Suite 100, Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

John H. Lively

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

Registrant's telephone number, including area code: 877-244-6235

Date of fiscal year end: 09/30/2018

Date of reporting period: 09/30/2018

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the EAS Crow Point Alternatives Fund (the “EAS Fund”), Crow Point Global Tactical Allocation Fund (the “Global Fund”) and Crow Point Alternative Income Fund (the “Income Fund”), each a series of the 360 Funds (the “registrant”), for the fiscal periods/year ended September 30, 2018 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

EAS Crow Point Alternatives Fund

Class A Shares (Ticker Symbol: EASAX)

Class C Shares (Ticker Symbol: EASYX)

Class I Shares (Ticker Symbol: EASIX)

Crow Point Global Tactical Allocation Fund

Investor Class Shares (Ticker Symbol: CGHAX)

Institutional Class Shares (Ticker Symbol: CGHIX)

Crow Point Alternative Income Fund

Investor Class Shares (Ticker Symbol: AAIFX)

Series of the

360 Funds

ANNUAL REPORT

September 30, 2018

Investment Adviser:

Crow Point Partners, LLC

25 Recreation Drive, Suite 206

Hingham, MA 02043

1-877-327-0757

www.crowpointfunds.com

Distributed by Matrix 360 Distributors, LLC

Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Fund’s prospectus.

Dear Investor:

Your EAS Crow Point Alternatives Fund (the “Fund”) just completed a very strong year. For the year ended September 30, 2018, the Fund’s Class I shares returned 10.93% versus (1.22)% and 3.62% for its benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Index”) and HFRI Fund-of-Funds Conservative Index (the “HFRI Index”), respectively. For the most recently completed quarter ended September 30, 2018 the Fund returned 5.49% versus (0.02)% and 0.47% for the Barclays Index and HFRI Index, respectively. The Fund ended the year ranked in the fourth Morningstar percentile, a performance about which we are quite happy. Recent performance continued a string of strong quarterly performances relative to our peer group. The Fund has now outperformed its Morningstar peer group for six consecutive quarters. Most importantly, we are happy to report that Morningstar awarded the Fund its fifth star, the highest possible Morningstar rating. We know we will be on the other side of this performance curve from time-to-time, and we have had exceptional performance from some select sectors, meanwhile, we remain focused on the Fund’s core mandate: consistent low volatility returns.

Two positions drove a good portion of our performance in the second half of 2018. As many of you know, the Fund has been short Tesla for quite some time and that position paid off quite well during 3Q 2018 as Tesla was one of the worst performing stocks in the market. With Tesla being a volatile stock, we always hedge that position with calls to protect against surprise rallies, and we managed to trade that hedge very effectively. We also owned $4 calls in Amarin Pharmaceuticals at the time Amarin announced a very successful trial result of its most important drug. We expected an announcement in September, did not know in which direction the FDA ruling would go, and so also owned puts with our calls. Upon announcing the successful result, AMRN stock traded up to almost $19 per share resulting in a significant gain for the Fund.

Our broader asset allocation moves also yielded benefits in the last year. While many investors were concerned about the sharp uptick in volatility in February 2018, our models kept us overweight equities and that paid off. Furthermore, our models kept us in small caps and that has really paid off. Basically, for the past twelve months, we have favored small caps over large, growth stocks over value, the U.S. over the Rest of the World, cash and alternatives over bonds. Additionally, while we overallocated to growth, our small cap managers also outperformed their benchmarks by wide margins, which helped performance even more. We expect there to be a reversion to the mean soon, and we are adding value stocks to the Fund’s portfolio and will likely continue to do so.

Going forward, we are exploring adding a managed futures sleeve as we believe that is the best and most efficient way to hedge against broad market declines. While our models continue to tilt in favor of risk assets, we are as jumpy as everyone else now and are watching the data closely. So far, the correct positioning has been to stay with the risk trade.

As we indicated in the last quarterly letter, our proprietary risk tools identify three kinds of markets: (1) low-risk bull, characterized by low levels of market volatility and high returns (what we exited in 2017); (2) high-risk bull, where volatility spikes but return potential remains high; and (3) high-risk bear, where volatility and return potential works against the investor. A high-risk bull market, where we are now in our opinion, means that optimal portfolio positions will be smaller than normal. With more names in the portfolio, diversification becomes an ally.

We continue to minimize long exposure to bonds (less than 10% of net Fund assets), and what bonds we do own are of a short duration, hedged in some manner, or highly credit sensitive where we have a high degree of confidence in the underlying credit. We will likely be rolling into more floating rate notes going forward. Right now, the Fund’s portfolio construction is as follows: approximately 60% of the Fund’s net assets are invested in various long/short strategies, primarily equity based; 21% in global macro; 19% in various arbitrage strategies (mostly through our investment in an outside limited partnership); and the remainder in other opportunistic situations.

That’s it for now. We thank you for being a shareholder. We are honored by the privilege. As always, please reach out to us at any time if you have questions.

Sincerely,

Peter J. DeCaprio
Crow Point Partners

See following for important disclosures.

Before investing in EAS Crow Point Alternatives Fund, you should carefully consider the Fund’s investment objectives, risks, charges, and expenses. For a current Prospectus, which contain this and other important information, visit cppfunds.com. Please read the Prospectus carefully before investing.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1-877-244-6235 for current month end performance.

Positive performance of holdings does not indicate positive portfolio returns.

The Barclay’s US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS (agency and non-agency).

HFRI Fund of Funds Conservative Index (the “Index”) is an unmanaged index. Funds in the Index generally seek consistent returns by primarily investing in funds that generally engage in more conservative strategies such as equity market neutral, fixed income arbitrage and convertible arbitrage. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

The Fund’s portfolio may differ significantly from the securities held in the Index. You cannot invest directly in an Index, therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

As of September 30, 2018, the top ten holdings for the EAS Crow Point Alternatives Fund: Crow Point Growth Fund, 20.96%; Crow Point Alternative Income Fund, 12.55%; ACA Master Select Fund LP, 12.02%; RVX Emerging Markets Equity Fund, 9.12%; Eagle Rock Floating Rate Fund, 6.85%; LS Opportunity Fund, 3.03%; Mainstay Medical International PLC, 1.14%; Amarin Corp. PLC, 12/21/18, $4.00 Call Option, 1.11%; SVB Financial Group, 1.10% and Amarin Corp. PLC, 01/18/19, $4.00 Call Option, 1.06%. Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Fund distributed by Matrix 360 Distributors, LLC.

Dear Investor:

The Crow Point Global Tactical Allocation Fund (the “Fund”) posted strong results over the third quarter of 2018, rising approximately 5.22% versus 7.71% and (0.02)% for the S&P 500® Total Return Index (the “S&P 500”) and the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Index”), the Fund’s benchmarks. Year to date through September 30, the portfolio was up 3.92% versus 10.56% for the S&P 500 and (1.60)% the Barclays Index, respectively, and over 1 year is up 8.36% versus 17.91% for the S&P 500 and (1.22)% for the Barclays Index. These investment returns place the Fund in the top quartile of funds in the Morningstar Tactical Allocation category, over the 1 year time period.

Over the course of this year, despite several bouts of market volatility and uncertainty, the portfolio team maintained a constructive viewpoint on economic growth driven by simulative fiscal policy in the United States. This economic growth coupled with reasonable valuations and high degrees of corporate profit growth led to overweighted positions in U.S. equities, particularly small cap companies. Over the course of the third quarter, the portfolio maintained roughly 25% of all holdings in small cap companies, small cap exchange-traded and closed-end funds. These small cap positions were the greatest contributor to the Fund’s strong performance.

Although the Fund’s investment opportunity set is global, the portfolio has focused almost exclusively on investment opportunities in the United States. Avoiding non-U.S. investments was beneficial as foreign markets have posted negative returns through the third quarter and throughout 2018. The Fund maintained tactical short positions in Emerging Markets, which contributed positively to total returns.

Lastly, over the course of 2018, given the team’s constructive viewpoint on the domestic economy coupled with tightening policy on behalf of the Federal Reserve, the Fund generally avoided interest rate risk and minimized positions in fixed income. Avoiding fixed income additionally proved to be beneficial to Fund returns as bond returns have been negative this year.

Going forward, markets may continue to be volatile yet overall, we remain constructive on economic growth and on risk assets broadly. Given large valuation differences between U.S. and international markets as well as a reduction in policy risks overseas, the Fund has begun increasing non-U.S. exposures, particularly in Emerging Markets.

Sincerely,

Peter J. DeCaprio
Crow Point Partners

See following for important disclosures.

Before investing in Crow Point Global Tactical Allocation Fund, you should carefully consider the Fund’s investment objectives, risks, charges, and expenses. For a current Prospectus, which contain this and other important information, visit cppfunds.com. Please read the Prospectus carefully before investing.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1-877-244-6235 for current month end performance.

Positive performance of holdings does not indicate positive portfolio returns.

The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Barclay’s US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS (agency and non-agency).

The Fund’s portfolio may differ significantly from the securities held in the index. You cannot invest directly in an index, therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

As of September 30, 2018, the top ten holdings for the Crow Point Global Tactical Allocation Fund: SPDR S&P 500 ETF Trust, 9.12%; iShares MSCI Emerging Markets ETF, 7.09%; Technology Select Sector SPDR Fund, 6.39%; Consumer Discretionary Select Sector SPDR Fund, 6.15%; Eagle Rock Floating Rate Fund, 5.54%; iShares Russell 3000 ETF, 4.74%; Financial Select Sector SPDR Fund, 4.56%; Industrial Select Sector SPDR Fund, 4.49%; iShares Core S&P Small-Cap ETF, 3.84% and RVX Emerging Markets Equity Fund, 3.69%. Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Fund distributed by Matrix 360 Distributors, LLC.

Dear Investor:

The Crow Point Alternative Income Fund (the “Fund”) posted relatively strong performance for the third quarter of 2018, rising by 0.48% versus (0.92)% for the Bloomberg Barclays Global Aggregate Bond Index (the “Barclays Index”) and (0.04)% for the HFRX Absolute Return Index (the “HFRX Index”). Year to date through September 30, 2018, the Fund had a modest negative return of (0.12)% versus (2.37)% for the Barclays Index and 1.00% for the HFRI Index; and over 1 year posted a return of 1.93% versus (1.32)% for the Barclays Index and 1.13% for the HFRI Index. These returns compare favorably to bond market returns as fixed income as an asset class has had negative returns over all recent periods. The Fund’s one-year performance placed it in the top half of Non-Traditional bond funds, according to Morningstar.

Given the U.S. economy’s strong performance, the Federal Reserve has continued its policy of raising the Federal Funds rate thus limiting attractive investment opportunities in the fixed income marketplace. Over the quarter and throughout most of 2018, the investment team has looked to minimize interest rate risk in portfolio construction in lieu of more economically cyclical investments including credit, both high yield and high grade, convertible bonds and dividend-oriented equities.

Over the past 10 years, money market investments, very short-term bonds and floating rate bank debt have all been very unattractive investments given the extraordinarily accommodative posture of the Federal Reserve which resulted short term rates that hovered around zero. Yet, since 2015, the Fed has begun a very gradual but steady process of normalizing interest rates, pushing the Fed Funds target rate to a more normal 2.25%. As such, the investment team has found investments in short term paper increasingly attractive and beneficial to the portfolio.

Going forward, the investment team anticipates an environment similar to what we’ve experienced recently as the Fed continues a gradual increase in short rates thus resulting in a challenging investment environment for traditional fixed income securities. As such, the Fund will continue to minimize interest rate risks and look to make opportunistic investments which benefit both from rising short rates and a positive economic environment.

Sincerely,

Peter J. DeCaprio
Crow Point Partners

See following for important disclosures.

Before investing in Crow Point Alternative Income Fund, you should carefully consider the Fund’s investment objectives, risks, charges, and expenses. For a current Prospectus, which contain this and other important information, visit cppfunds.com. Please read the Prospectus carefully before investing.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1-877-244-6235 for current month end performance.

Positive performance of holdings does not indicate positive portfolio returns.

The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

The Fund’s portfolio may differ significantly from the securities held in the index. You cannot invest directly in an index, therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

As of September 30, 2018, the top ten holdings for the Crow Point Alternative Income Fund: iShares Core U.S. Aggregate Bond ETF, 15.86%; SPDR S&P 500 ETF Trust, 11.65%; iShares 20+ Year Treasury Bond ETF, 7.05%; SPDR Bloomberg Barclays High Yield Bond ETF, 5.06%; Eagle Rock Floating Rate Fund, 5.05%; Invesco Senior Loan ETF, 4.87%; Eaton Vance Limited Duration Income Fund, 4.51%; SPDR Bloomberg Barclays Short Term High Yield Bond ETF, 4.15%; Structured Asset Securities Corp. Mortgage Loan Trust 2006-WF1, 1 mo. LIBOR plus 0.16%, 2.556%, due 02/25/2036, 4.01%;and Vemo Education, Inc., 3.66%. Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Fund distributed by Matrix 360 Distributors, LLC.

Crow Point Funds	ANNUAL REPORT
INVESTMENT HIGHLIGHTS EAS Crow Point Alternatives Fund September 30, 2018 (Unaudited)

(1) The Class A shares includes the deduction of the current maximum initial sales charge of 5.50%. The minimum initial investment for the Class I shares is $500,000.

Returns as of September 30, 2018	One year ended	Five years ended	Ten years ended
	September 30, 2018	September 30, 2018	September 30, 2018
EAS Crow Point Alternatives Fund Class A without sales charge	10.75%	3.28%	2.28%
EAS Crow Point Alternatives Fund Class A with sales charge	4.66%	2.12%	1.70%
EAS Crow Point Alternatives Fund Class C without CDSC	9.91%	2.52%	1.54%
EAS Crow Point Alternatives Fund Class I	10.93%	3.55%	2.53%
Bloomberg Barclay’s U.S. Aggregate Bond Index	(1.22)%	2.16%	3.77%
HFRI Fund-of-Funds Conservative Index	3.62%	2.92%	2.19%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

Crow Point Funds	ANNUAL REPORT
INVESTMENT HIGHLIGHTS EAS Crow Point Alternatives Fund September 30, 2018 (Unaudited)

The above graph depicts the performance of the EAS Crow Point Alternatives Fund versus the Bloomberg Barclay’s U.S. Aggregate Bond Index (the “Barclays Index”) and the HFRI Fund-of-Funds Conservative Index (the “HFRI Index”). The Barclays Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities, and asset-backed securities that are publicly offered for sale in the United States. The securities in the Barclays Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate, nonconvertible and taxable. The HFRI Index is an unmanaged index. Funds in the HFRI Index generally seek consistent returns by primarily investing in funds that generally engage in more conservative strategies such as equity market neutral, fixed income arbitrage and convertible arbitrage. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

The investment objective of the EAS Crow Point Alternatives Fund (the “Fund”) is preservation and growth of capital.

Crow Point Partners, LLC’s (the “Adviser”) investment philosophy centers on the preservation and growth of capital through both good and bad markets. The Adviser believes that for most shareholders, investment success is about growing capital over time while protecting it at all times, not about beating a market index which can frequently involve losses while still meeting the objective. Thus, the Adviser follows an absolute return approach in managing the Fund, as defined below. In executing its strategy, the Adviser attempts to generate consistent, positive returns regardless of market conditions by allocating the Fund’s investments among multiple alternative investment asset classes and strategies.

The Fund’s investments will be allocated among multiple alternative investment classes using primarily liquid instruments. The Fund may, generally, pursue investments among the following alternative investment classes or strategies: Arbitrage; Commodities; Convertibles; Floating Rate Debt; Currencies; Emerging Markets Bonds; Emerging Market Equities; High Yield; Long-Short Equity; Long-Short Credit; Managed Futures; Capital Structure Arbitrage; and Real Estate (primarily through real estate investment trusts (“REITs”). The Fund may invest in securities directly, or through other mutual funds, ETFs, closed-end funds, and private funds (“Underlying Funds”) across these alternative investment styles. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. The Adviser may invest a portion of the Fund’s assets in other mutual funds that are also advised by the Adviser. Investments in private funds such as hedge funds will be limited to no more than 15% of the Fund’s net assets at the time of purchase. The Adviser will periodically adjust the asset allocation among each alternative investment class based on its assessment of market conditions and investment opportunities.

Allocation of Portfolio Holdings

Asset Class	Percentage of Net Assets
Mutual Funds	52.83%
Common Stock	26.64%
Hedge Funds	12.02%
Call Options	2.24%
Corporate Bond	0.82%
Asset Backed Securities	0.09%
Put Options	0.01%
Exchange-Traded Funds	(22.82)%
Other, Cash and Cash Equivalents	28.17%
100.00%

The percentages in the above table are based on the portfolio holdings of the Fund as of September 30, 2018 and are subject to change. For a detailed break-out of holdings by industry and investment type, please refer to the Schedule of Investments.

Crow Point Funds	ANNUAL REPORT
INVESTMENT HIGHLIGHTS Crow Point Global Tactical Allocation Fund September 30, 2018 (Unaudited)

Returns as of September 30, 2018	One year ended September 30, 2018	Five years ended September 30, 2018	Commencement of Operations through September 30, 2018*
Crow Point Global Tactical Allocation Fund Investor Class
without sales charge	7.98%	2.56%	2.72%
S&P 500 Total Return Index	17.91%	13.94%	16.30%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.22)%	2.16%	1.64%

* The Crow Point Global Tactical Allocation Fund Investor Class shares commenced operations on June 1, 2012. Effective September 28, 2018, the Fund's Class A shares and Class I shares were re-designated as the Investor Class shares and the Institutional Class shares, respectively.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

Crow Point Funds	ANNUAL REPORT
INVESTMENT HIGHLIGHTS Crow Point Global Tactical Allocation Fund September 30, 2018 (Unaudited)

(1) The minimum initial investment for the Class I shares is $100,000.

Returns as of September 30, 2018	One year ended September 30, 2018	Five years ended September 30, 2018	Commencement of Operations through September 30, 2018*
Crow Point Global Tactical Allocation Fund
Institutional Class	8.36%	2.86%	2.63%
S&P 500 Total Return Index	17.91%	13.94%	14.05%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.22)%	2.16%	1.56%

* The Crow Point Global Tactical Allocation Fund Institutional Class shares commenced operations on April 10, 2013. Effective September 28, 2018, the Fund's Class A shares and Class I shares were re-designated as the Investor Class shares and the Institutional Class shares, respectively.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

Crow Point Funds	ANNUAL REPORT
INVESTMENT HIGHLIGHTS Crow Point Global Tactical Allocation Fund September 30, 2018 (Unaudited)

The above graphs depict the performance of the Fund versus the S&P 500 Total Return Index (“S&P 500”) and the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Index”). The S&P 500 is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Index returns assume reinvestment of dividends. The Barclays Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities, and asset-backed securities that are publicly offered for sale in the United States. The securities in the Barclays Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate, nonconvertible and taxable. Investors may not invest in any index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses. The Fund will generally not invest in all the securities comprising each index.

The investment objective of the Fund is to seek income with long-term growth of capital as a secondary objective.

Crow Point Partners, LLC’s (the “Adviser”) fundamentally-driven investment process is used to identify companies with attractive and growing franchises, sustainable and high dividend yields, and low correlations to the broader equity markets. Long dated put options will be employed to hedge individual stock positions. Call options will be sold when possible to reduce the costs of the put protection and to offer additional yield support. Individual position concentration will be low to help reduce risk. In addition, options will be purchased and sold on selected U.S. and non-U.S.-based securities indices, on exchange-traded funds providing returns based on certain indices, countries, or market sectors for the purpose of hedging the portfolio against losses.

The Fund expects normally to invest at least 80% of its total assets in equity securities (including securities convertible into equity securities) of U.S. and non-U.S. companies that pay attractive dividends or that the Fund’s Adviser believes have the potential to increase dividends over time. The Fund has the flexibility to invest up to 20% of its net assets in preferred securities. Securities will be chosen using a proprietary fundamental investment process by which the Fund’s Adviser seeks to identify quality companies around the world with a proven track record of delivering consistent or rising dividends and companies likely to raise their dividends meaningfully or to pay a significant special dividend.

Allocation of Portfolio Holdings

Asset Class/Industry Sector	Percentage of Net Assets*
Exchange-Traded Funds	58.31%
Mutual Funds	9.24%
Closed-End Funds	4.24%
Common Stock	3.55%
Put Options	0.22%
Asset Backed Securities	0.10%
Call Options	(0.13)%
Cash and Cash Equivalents	24.47%
100.00%

* The percentages in the above table are based on the portfolio holdings of the Fund as of September 30, 2018 and are subject to change. For a detailed break-out of holdings by industry and investment type, please refer to the Schedule of Investments.

Crow Point Funds	ANNUAL REPORT
INVESTMENT HIGHLIGHTS Crow Point Alternative Income Fund September 30, 2018 (Unaudited)

Returns as of September 30, 2018	One year ended September 30, 2018	Five years ended September 30, 2018	Commencement of Operations through September 30, 2018*
Crow Point Alternative Income Fund Investor Class	1.93%	0.75%	0.27%
Bloomberg Barclay’s Global Aggregate Bond Index	(1.32)%	0.75%	0.92%
HFRX Absolute Return Index	1.13%	2.01%	1.85%

* The Crow Point Alternative Income Fund Investor Class shares commenced operations on January 13, 2012.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

Crow Point Funds	ANNUAL REPORT
INVESTMENT HIGHLIGHTS Crow Point Alternative Income Fund September 30, 2018 (Unaudited)

The above graph depicts the performance of the Crow Point Alternative Income Fund versus the Bloomberg Barclays Global Aggregate Bond Index (the “Barclays Global Index”) and the HFRX Absolute Return Index (the “HFRX Index”). The Barclays Global Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. The HFRX Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

The investment objective of the Crow Point Alternative Income Fund (the “Fund”) is to seek above-average total returns over a complete market cycle primarily through capital appreciation and income generation. Crow Point Partners, LLC (the “Adviser”) serves as the Fund’s investment adviser.

The Fund seeks to achieve its investment objective under normal market conditions of providing shareholders with above-average total returns over a complete market cycle primarily through capital appreciation and income generation by allocating assets among credit related instruments such as corporate bonds, municipal bonds, mortgage and asset-backed securities, and floating rate securities. The Fund considers “above-average total returns” to be returns that are uncorrelated to, and greater than, the Fund’s primary benchmark. The Fund may invest in investment grade as well as below investment grade securities (also known as “junk bonds”). The Fund may invest without regard to maturity. The Fund may also invest in equity securities including those of private issuers, debt securities of private issuers, non-publicly traded real estate investments trusts (“REITs”), exchange-traded-notes (ETNs”), exchange-traded funds (“ETFs”), mutual funds and publicly traded and non-publicly traded business development companies (“BDCs”). In regard to investments in equity securities, the Fund may invest without regard to market capitalization.

Allocation of Portfolio Holdings

Asset Class/Industry Sector	Percentage of Net Assets
Exchange-Traded Funds	58.02%
Bonds & Notes	7.47%
Closed-End Funds	7.05%
Mutual Funds	5.05%
Private Investment	3.66%
Preferred Stock	0.60%
Put Options	0.12%
Call Options	(0.05)%
Common Stock	(0.80)%
Other, Cash and Cash Equivalents	18.88%
100.00%

The percentages in the above table are based on the portfolio holdings of the Fund as of September 30, 2018 and are subject to change. For a detailed break-out of holdings by industry and investment type, please refer to the Schedule of Investments.

EAS CROW POINT ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
September 30, 2018	ANNUAL REPORT

COMMON STOCK - 32.09%	Shares	Value

Airlines - 0.20%
JetBlue Airways Corp. (a) (b)	3,377	$65,379

Apparel - 2.51%
Columbia Sportswear Co. (b)	2,322	216,108
Michael Kors Holdings Ltd. (a) - British Virgin Islands	2,962	203,075
Ralph Lauren Corp. (b)	2,446	336,447
VF Corp. (b)	783	73,171
		828,801
Auto Manufacturers - 0.42%
PACCAR, Inc. (b)	2,048	139,653

Banks - 2.09%
Capital One Financial Corp. (b)	2,831	268,747
IBERIABANK Corp. (b)	708	57,596
SVB Financial Group (a) (b)	1,171	363,982
		690,325
Biotechnology - 2.93%
Alnylam Pharmaceuticals, Inc. (a) (b)	926	81,043
BioMarin Pharmaceutical, Inc. (a) (b)	1,013	98,231
Bluebird Bio, Inc. (a) (b)	432	63,072
Exact Sciences Corp. (a) (b)	1,973	155,709
Illumina, Inc. (a) (b)	266	97,638
Mainstay Medical International PLC (a) - Ireland	21,429	378,129
PolarityTE, Inc. (a) (b)	5,000	95,500
		969,322
Chemicals - 0.70%
Albemarle Corp. (b)	795	79,325
Celanese Corp. - Class A (b)	1,348	153,672
		232,997
Commercial Services - 0.90%
CoStar Group, Inc. (a) (b)	253	106,473
Quanta Services, Inc. (a) (b)	2,253	75,205
Worldpay, Inc. - Class A (a) (b)	1,155	116,967
		298,645
Computers - 0.78%
CyberArk Software Ltd. (a)	983	78,483
Lumentum Holdings, Inc. (a) (b)	1,487	89,146
Nutanix, Inc. - Class A (a) (b)	2,140	91,421
		259,050
Distribution & Wholesale - 0.14%
WW Grainger, Inc.	131	46,821

Diversified Financial Services - 0.82%
Affiliated Managers Group, Inc.	333	45,528
LPL Financial Holdings, Inc. (b)	3,399	219,269
Mastercard, Inc. - Class A (b)	29	6,456
		271,253
Electric - 0.18%
DTE Energy Co. (b)	554	60,458

EAS CROW POINT ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
September 30, 2018	ANNUAL REPORT

COMMON STOCK -32.09% (continued)	Shares	Value

Engineering & Construction - 0.18%
Dycom Industries, Inc. (a)	714	$60,404

Entertainment - 0.25%
IMAX Corp. (a) (b) - Canada	3,246	83,747

Healthcare - Products - 2.65%
Align Technology, Inc. (a) (b)	817	319,627
Bio-Techne Corp. (b)	464	94,707
Intuitive Surgical, Inc. (a) (b)	578	331,772
Nevro Corp. (a) (b)	824	46,968
Penumbra, Inc. (a) (b)	554	82,934
		876,008
Healthcare - Services - 0.81%
Molina Healthcare, Inc. (a) (b)	1,594	237,028
Teladoc, Inc. (a)	367	31,690
		268,718
Home Builders - 0.37%
PulteGroup, Inc.	1,921	47,583
Toll Brothers, Inc. (b)	2,260	74,648
		122,231
Insurance - 0.94%
Progressive Corp. (b)	4,376	310,871

Internet - 2.30%
Expedia Group, Inc. (b)	1,727	225,339
Palo Alto Networks, Inc. (a) (b)	1,203	270,988
TripAdvisor, Inc. (a) (b)	2,491	127,215
Twilio, Inc. - Class A (a) (b)	1,593	137,444
		760,986
Iron & Steel - 0.10%
Nucor Corp.	512	32,486

Leisure Time - 0.27%
Norwegian Cruise Line Holdings Ltd. (a)	1,563	89,763

Machinery - Construction & Mining - 0.45%
Caterpillar, Inc. (b)	985	150,203

Media - 0.20%
AMC Networks, Inc. - Class A (a) (b)	995	66,008

Metal Fabricate & Hardware - 0.28%
RBC Bearings, Inc. (a) (b)	623	93,674

Miscellaneous Manufacturing - 0.26%
Hexcel Corp. (b)	1,271	85,221

EAS CROW POINT ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
September 30, 2018	ANNUAL REPORT

COMMON STOCK - 32.09% (continued)	Shares	Value

Oil & Gas - 1.43%
ConocoPhillips (b)	2,388	$184,831
EOG Resources, Inc. (b)	1,458	185,997
Whiting Petroleum Corp. (a) (b)	1,956	103,746
		474,574
Packaging & Containers - 0.22%
Berry Global Group, Inc. (a) (b)	1,515	73,311

Pharmaceuticals - 0.66%
Neurocrine Biosciences, Inc. (a) (b)	1,776	218,359

Pipelines - 0.41%
Cheniere Energy, Inc. (a) (b)	1,944	135,089

REITS - 0.98%
CyrusOne, Inc. (b)	1,263	80,074
Prologis, Inc. (b)	3,599	243,976
		324,050
Retail - 0.57%
Five Below, Inc. (a) (b)	892	116,013
Ulta Beauty, Inc. (a) (b)	253	71,376
		187,389
Semiconductors - 2.64%
Integrated Device Technology, Inc. (b)	2,531	118,982
Maxim Integrated Products, Inc. (b)	5,864	330,671
Micron Technology, Inc. (a) (b)	4,898	221,537
Monolithic Power Systems, Inc. (b)	781	98,039
Qorvo, Inc. (a) (b)	1,348	103,648
		872,877
Software - 2.69%
Adobe Systems, Inc. (a) (b)	832	224,598
Atlassian Corp. PLC - Class A (a) - Australia	2,102	202,086
Splunk, Inc. (a) (b)	1,274	154,039
Tableau Software, Inc. - Class A (a) (b)	944	105,483
Take-Two Interactive Software, Inc. (a) (b)	589	81,276
Ultimate Software Group, Inc. (a) (b)	380	122,432
		889,914
Telecommunications - 0.46%
CenturyLink, Inc. (b)	4,588	97,266
LogMeIn, Inc.	626	55,777
		153,043
Textiles - 0.14%
Mohawk Industries, Inc. (a)	253	44,364

Transportation - 1.17%
CSX Corp.	2,340	173,277
JB Hunt Transport Services, Inc.	771	91,703
XPO Logistics, Inc. (a) (b)	1,076	122,847
		387,827

TOTAL COMMON STOCK (Cost $10,116,740)		10,623,821

EAS CROW POINT ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
September 30, 2018	ANNUAL REPORT

CLOSED-END FUND - 0.00%	Shares	Value

Royce Value Trust, Inc.	52	$850

TOTAL CLOSED-END FUND (Cost $816)		850

HEDGE FUND - 12.02%
ACA Master Select Fund LP (a) (e)	36,932	3,981,142

TOTAL HEDGE FUND (Cost $3,771,057)		3,981,142

MUTUAL FUNDS - 52.83%

Asset Allocation Funds - 12.88%
Crow Point Alternative Income Fund - Investor Class (c)	492,449	4,156,271
Wells Fargo Utility and Telecommunications Fund - Class A	4,921	106,545
		4,262,816
Debt Fund - 6.85%
Eagle Rock Floating Rate Fund - Institutional Class (a) (c)	225,125	2,267,010

Equity Fund - 33.10%
Crow Point Growth Fund - Institutional Class (a) (c)	703,680	6,938,283
LS Opportunity Fund	69,528	1,003,290
RVX Emerging Markets Equity Fund - Institutional Class (a) (c)	330,915	3,017,945
		10,959,518

TOTAL MUTUAL FUNDS (Cost $16,778,915)		17,489,344

ASSET BACKED SECURITIES - 0.09%	Principal Amount	Value

Commercial MBS - 0.08%
Morgan Stanley Capital I Trust 2006-IQ11, 6.367%, due 10/15/2042 (b) (d)	$27,261	$27,197

Home Equity ABS - 0.01%
RASC Series 2003-KS4 Trust, 3.87%, due 05/25/2033 (b)	1,625	1,636

TOTAL ASSET BACKED SECURITIES (Cost $29,466)		28,833

CORPORATE BOND - 0.82%
Frontier Communications Corp., 10.500%, due 09/15/2022 (b)	300,000	272,700

TOTAL CORPORATE BOND (Cost $272,700)		272,700

OPTIONS PURCHASED - 2.27%

CALL OPTIONS PURCHASED - 2.26%		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration	Fair Value

Amarin Corp. PLC	300	$120,000	$4.00	12/21/2018	369,000
Amarin Corp. PLC	300	$120,000	$4.00	1/18/2019	349,500
CVS Health Corp.	50	$387,500	$77.50	11/16/2018	17,500
Tesla, Inc.	12	$342,000	$285.00	10/19/2018	11,148
TOTAL CALL OPTIONS PURCHASED (Cost $111,048)					747,148

EAS CROW POINT ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
September 30, 2018	ANNUAL REPORT

OPTIONS PURCHASED - 2.27% (continued)

PUT OPTIONS PURCHASED - 0.01%		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration	Fair Value

Amarin Corp. PLC	300	$90,000	$3.00	10/19/2018	$600
Amarin Corp. PLC	300	$90,000	$3.00	12/21/2018	900
Amarin Corp. PLC	300	$90,000	$3.00	1/18/2019	1,200
TOTAL PUT OPTIONS PURCHASED (Cost $110,682)					2,700

TOTAL OPTIONS PURCHASED (Cost $221,730)					749,848

TOTAL INVESTMENTS (Cost $31,191,424) – 100.12%					33,146,538

SECURITIES SOLD SHORT (Proceeds $9,354,426) - (28.27%)					(9,359,404)

OPTIONS WRITTEN (Proceeds $3,800) - (0.02%)					(6,400)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 28.17%					9,327,240

NET ASSETS - 100%					$33,107,974

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for call options written and securities sold short.

(c) Affiliated investment company.

(d) Variable rate security - Interest rate shown represents the rate on September 30, 2018.

(e) Private equity fund purchased on March 1, 2016 that invests in the DCM Multi-Manager Fund, LLC (Series A) and the DCM Multi-Manager Fund, LLC (Series D). Redemptions may be made monthly upon 30 days written notice. There were no unfunded commitments as of September 30, 2018. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.

1 Each option contract is equivalent to 100 shares of the underlying common stock. All options are non-income producing.

LP - Limited Partnership

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

EAS CROW POINT ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
September 30, 2018	ANNUAL REPORT

SECURITIES SOLD SHORT - (28.27)%

COMMON STOCK - (5.45)%	Shares	Value

Auto Manufacturers - (1.44)%
Tesla, Inc. (a)	1,800	$476,586

Auto Parts & Equipment - (0.26)%
BorgWarner, Inc.	2,044	87,442

Commercial Services - (0.09)%
Laureate Education, Inc. - Class A (a)	1,937	29,907

Diversified Financial Services - (0.77)%
American Express Co.	548	58,356
Legg Mason, Inc.	4,698	146,719
Navient Corp.	3,778	50,927
		256,002
Electronics - (0.31)%
Agilent Technologies, Inc.	1,447	102,071

Forest Products & Paper - (0.55)%
International Paper Co.	3,703	182,003

Internet - (0.57)%
SINA Corp. - China (a)	2,693	187,110

Media - (0.23)%
Houghton Mifflin Harcourt Co. (a)	11,035	77,245

Pharmaceuticals - (0.61)%
CVS Health Corp.	2,560	201,523

Retail - (0.62)%
Barnes & Noble Education, Inc. (a)	6,627	38,172
McDonald’s Corp.	1,000	167,290
		205,462

TOTAL COMMON STOCK (Proceeds $1,907,199)		1,805,351

EAS CROW POINT ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
September 30, 2018	ANNUAL REPORT

SECURITIES SOLD SHORT - (28.27)% (continued)

EXCHANGE TRADED FUNDS - (22.82)%	Shares	Value

Equity Fund - (22.82)%
iShares MSCI Emerging Markets ETF	15,000	$643,800
iShares MSCI India ETF	1,721	55,881
iShares MSCI Italy ETF	1,000	27,660
iShares MSCI Mexico ETF	2,000	102,460
iShares Russell 2000 Growth ETF	10,904	2,345,232
iShares Russell Mid-Cap Growth ETF	13,000	1,762,540
SPDR S&P 500 ETF Trust	9,000	2,616,480
		7,554,053

TOTAL EXCHANGE TRADED FUNDS (Proceeds $7,447,227)		7,554,053

TOTAL SECURITIES SOLD SHORT (Proceeds $9,354,426)		$9,359,404

(a) Non-income producing security.

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

EAS CROW POINT ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS - WRITTEN OPTIONS
September 30, 2018	ANNUAL REPORT

OPTIONS WRITTEN - (0.02)%

CALL OPTIONS WRITTEN - (0.02)%	Contracts [1]	Notional Amount	Exercise Price	Expiration	Value

CVS Health Corp.	50	$412,500	$82.50	11/16/2018	$6,400
TOTAL CALL OPTIONS WRITTEN (Proceeds $3,800)					6,400

TOTAL OPTIONS WRITTEN (Proceeds $3,800)					$6,400

1 Each option contract is equivalent to 100 shares of the underlying common stock. All options are non-income producing.

The accompanying notes are an integral part of these financial statements.

CROW POINT GLOBAL TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS
September 30, 2018	ANNUAL REPORT

COMMON STOCK - 5.30%	Shares	Fair Value

Biotechnology - 2.13%
Alnylam Pharmaceuticals, Inc. (a)	750	$65,640
Exact Sciences Corp. (a)	2,100	165,732
HTG Molecular Diagnostics, Inc. (a)	20,000	101,000
PolarityTE, Inc. (a)	2,800	53,480
		385,852
Computers - 0.33%
Lumentum Holdings, Inc. (a)	1,000	59,950

Healthcare - Products - 1.16%
CytoSorbents Corp. (a)	6,000	77,400
Novocure Ltd. (a)	2,550	133,620
		211,020
Internet - 0.44%
RingCentral, Inc. - Class A (a)	850	79,092

Semiconductors - 0.25%
Qorvo, Inc. (a)	600	46,134

Software - 0.99%
New Relic, Inc. (a)	850	80,095
Rapid7, Inc. (a)	2,700	99,684
		179,779

TOTAL COMMON STOCK (Cost $689,718)		961,827

CLOSED-END FUNDS - 4.24%
Eaton Vance Limited Duration Income Fund	30,570	387,628
MFS Multimarket Income Trust	69,300	383,229

TOTAL CLOSED-END FUNDS (Cost $840,452)		770,857

EXCHANGE TRADED FUNDS - 59.79%

Debt Funds - 3.12%
iShares Floating Rate Bond ETF (b)	11,100	566,322

Equity Funds - 56.67%
Consumer Discretionary Select Sector SPDR Fund	9,530	1,117,107
Financial Select Sector SPDR Fund	30,000	827,400
Industrial Select Sector SPDR Fund	10,408	815,987
iShares China Large-Cap ETF	12,000	513,840
iShares Core S&P Small-Cap ETF (b)	8,000	697,920
iShares MSCI ACWI ETF	6,800	504,968
iShares MSCI Brazil ETF	5,500	185,515
iShares MSCI Emerging Markets ETF	30,000	1,287,600
iShares Russell 3000 ETF	5,000	861,500
SPDR S&P 500 ETF Trust (b)	5,700	1,657,104
Technology Select Sector SPDR Fund	15,400	1,160,082
Vanguard Total Stock Market ETF (b)	4,430	662,950
		10,291,973

TOTAL EXCHANGE TRADED FUNDS (Cost $10,226,713)		10,858,295

MUTUAL FUNDS - 9.24%

Debt Fund - 5.55%
Eagle Rock Floating Rate Fund - Institutional Class (a) (d)	100,000	1,007,000

CROW POINT GLOBAL TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS
September 30, 2018	ANNUAL REPORT

MUTUAL FUNDS - 9.24% (continued)	Shares	Fair Value

Equity Fund - 3.69%
RVX Emerging Markets Equity Fund - Institutional Class (a) (d)	73,539	$670,676

TOTAL MUTUAL FUNDS (Cost $1,734,783)		1,677,676

ASSET BACKED SECURITIES - 0.10%	Principal Amount	Fair Value

Commercial MBS - 0.04%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036 (b)	$3,324	$3,211
WaMu Mortgage Pass-Through Certificates Series 2003-S12 Trust, 4.750%, due 11/25/2018 (b)	418	417
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.400%, 09/25/2036 (b) (e)	8,565	4,148
		7,776
Home Equity ABS - 0.03%
Countrywide Asset-Backed Certificates, 5.216%, due 10/25/2017 (b) (e)	2,484	2,516
RASC Series 2003-KS4 Trust, 3.870%, due 06/25/2033 (b)	2,031	2,045
		4,561
Other ABS - 0.03%
Equity One Mortgage Pass-Through Trust 2003-4, 5.869%, 10/25/2034 (b) (e)	5,950	5,877

TOTAL ASSET BACKED SECURITIES (Cost $17,491)		18,214

OPTIONS PURCHASED - 0.27%

PUT OPTIONS PURCHASED - 0.27%		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration	Fair Value

Financial Select Sector SPDR Fund	300	$870,000	$29.00	10/19/2018	43,200
iShares MSCI Emerging Markets ETF	120	$420,000	$35.00	10/19/2018	120
SPDR S&P 500 ETF Trust	57	$1,618,800	$284.00	10/19/2018	5,700
TOTAL PUT OPTIONS PURCHASED (Cost $52,611)					49,020

TOTAL OPTIONS PURCHASED (Cost $52,611)					49,020

SHORT-TERM INVESTMENTS - 17.07%
Federated Government Obligations Fund - Institutional Class, 1.89% (c)				3,099,946	3,099,946

TOTAL SHORT-TERM INVESTMENTS (Cost $3,099,946)					3,099,946

TOTAL INVESTMENTS (Cost $16,661,714) – 96.01%					$17,435,835

SECURITIES SOLD SHORT (Proceeds $609,673) - (3.23%)					(585,974)

OPTIONS WRITTEN (Proceeds $50,389) - (0.18%)					(33,339)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 7.40%					1,344,388

NET ASSETS - 100%					$18,160,910

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for options written and securities sold short.

(c) Rate shown represents the 7-day effective yield at September 30, 2018, is subject to change and resets daily.

(d) Affiliated investment company.

(e) Variable coupon security - Interest rate shown represents the rate on September 30, 2018.

1 Each option contract is equivalent to 100 shares of the underlying ETF. All options are non-income producing.

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

CROW POINT GLOBAL TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
September 30, 2018	ANNUAL REPORT

SECURITIES SOLD SHORT - (3.23)%

COMMON STOCK - (1.75)%	Shares	Fair Value

Auto Manufacturers - (1.75)%
Tesla, Inc. (a)	1,200	$317,724

TOTAL COMMON STOCK (Proceeds $353,629)		317,724

EXCHANGE TRADED FUNDS - (1.48)%

Equity Fund - (1.48)%
iShares MSCI South Africa ETF	5,000	268,250

TOTAL EXCHANGE TRADED FUNDS (Proceeds $256,044)		268,250

TOTAL SECURITIES SOLD SHORT (Proceeds $609,673)		$585,974

(a) Non-income producing security.

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

CROW POINT GLOBAL TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS - WRITTEN OPTIONS
September 30, 2018	ANNUAL REPORT

OPTIONS WRITTEN - (0.18)%

CALL OPTIONS WRITTEN - (0.13)%	Contracts [1]	Notional Amount	Exercise Price	Expiration	Fair Value

iShares MSCI Brazil ETF	55	$192,500	$35.00	10/19/2018	$4,840
SPDR S&P 500 ETF Trust	57	$1,653,000	$290.00	10/19/2018	18,240
TOTAL CALL OPTIONS WRITTEN (Proceeds $18,603)					23,080

PUT OPTIONS WRITTEN - (0.05%)	Contracts [1]	Notional Amount	Exercise Price	Expiration	Fair Value

iShares MSCI Brazil ETF	55	$225,500	$41.00	10/19/2018	4,730
iShares MSCI Emerging Markets ETF	120	$390,000	$32.50	10/19/2018	2,280
SPDR S&P 500 ETF Trust	57	$1,596,000	$280.00	10/19/2018	3,249
TOTAL PUT OPTIONS WRITTEN (Proceeds $31,786)					10,259

TOTAL OPTIONS WRITTEN (Proceeds $50,389)					$33,339

1 Each option contract is equivalent to 100 shares of the underlying ETF. All options are non-income producing.

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

CROW POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2018	ANNUAL REPORT

PREFERRED STOCK - 0.60%

Banks - 0.49%
Bank of America Corp., 6.20%	1,900	$49,210

Diversified Financial Services - 0.11%
Legg Mason, Inc., 6.375%	400	10,348

TOTAL PREFERRED STOCK (Cost $60,843)		59,558

CLOSED-END FUNDS - 7.05%

Eaton Vance Limited Duration Income Fund	35,475	449,823
MFS Multimarket Income Trust	45,969	254,209
		704,032

TOTAL CLOSED END FUNDS (Cost $771,177)		704,032

MUTUAL FUNDS - 5.05%

Debt Fund - 5.05%
Eagle Rock Floating Rate Fund - Institutional Class (a) (c)	50,000	503,500

TOTAL MUTUAL FUNDS (Cost $500,000)		503,500

EXCHANGE-TRADED FUNDS - 58.02%

Asset Allocation Fund - 2.70%
SPDR Barclays Convertible Securities ETF	5,000	269,700

Debt Funds - 36.98%
iShares 20+ Year Treasury Bond ETF	6,000	703,620
iShares Core U.S. Aggregate Bond ETF	15,000	1,582,800
Invesco Senior Loan ETF	21,000	486,570
SPDR Bloomberg Barclays High Yield Bond ETF	14,000	504,700
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	15,000	413,850
		3,691,540
Equity Funds - 18.34%
Consumer Discretionary Select Sector SPDR Fund	1,500	175,830
Financial Select Sector SPDR Fund	7,800	215,124
Industrial Select Sector SPDR Fund	2,000	156,800
SPDR S&P 500 ETF Trust	4,000	1,162,880
Technology Select Sector SPDR Fund	1,600	120,527
		1,831,161

TOTAL EXCHANGE-TRADED FUNDS (Cost $5,772,875)		5,792,401

CROW POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2018	ANNUAL REPORT

BONDS & NOTES - 7.47%	Principal Amount	Fair Value

Asset Backed Securities - 5.91%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-11, 5.066%, due 12/25/2033 (d)	$2,514	$2,599
Countrywide Asset-Backed Certificates, 4.554%, due 10/25/2017 (d)	7,451	7,548
Equity One Mortgage Pass-Through Trust 2003-4, 4.509%, due 10/25/2034 (e)	17,851	17,632
Fremont Home Loan Trust 2005-B, 1 mo. LIBOR plus 0.71%, 2.921%, due 04/25/2035 (d)	57,575	57,738
GE Capital Mortgage Services, Inc. 1999-HE1 Trust, 6.265%, due 04/25/2029	1,283	1,302
Option One Mortgage Loan Trust 2005-1, 1 mo. LIBOR plus 0.80%, 3.016%, due 02/25/2035 (e)	3,206	3,205
RAMP Series 2005-RS1 Trust, 4.713%, due 11/25/2034	2,824	2,825

RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033 (d)	6,093	6,134

RASC Series 2004-KS2 Trust, 4.300%, due 03/25/2034 (d)	1,869	1,869

Structured Asset Securities Corp. Mortgage Loan Trust 2006-AM1, 1 mo. LIBOR plus 0.34%, 2.376%, due 04/25/2036 (d)	89,399	89,143

Structured Asset Securities Corp. Mortgage Loan Trust 2006-WF1, 1 mo. LIBOR plus 0.16%, 2.556%, due 02/25/2036 (d)	399,874	400,057
		590,052
Mortgage Backed Securities - 1.56%
Adjustable Rate Mortgage Trust 2005-5, 1 mo. LIBOR plus 0.28%, 2.625%, due 09/25/2035 (d)	25,680	25,540
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036	9,971	9,633
JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX, 3.139%, due 06/15/2045	107,186	107,155
WaMu Mortgage Pass-Through Certificates Series 2003-S12 Trust, 4.750%, due 11/25/2018	1,253	1,251

Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.400%, due 09/25/2036 (d)	25,696	12,445
		156,024

TOTAL BONDS & NOTES (Cost $693,307)		746,076

PRIVATE INVESTMENT - 3.66%	Shares	Fair Value

Finance - 3.66%
Vemo Education, Inc. (a) (e)	2,250,000	365,826

TOTAL PRIVATE INVESTMENT (Cost $300,000)		365,826

OPTIONS PURCHASED - 0.13%

PUT OPTIONS PURCHASED - 0.13%	Contracts [1]	Notional Amount	Exercise Price	Expiration	Fair Value

Financial Select Sector SPDR Fund	78	$226,200	$29.00	10/19/2018	11,232
iShares MSCI Emerging Markets ETF	25	$87,500	$35.00	10/19/2018	25
SPDR S&P 500 ETF Trust	15	$426,000	$284.00	10/19/2018	1,500
TOTAL PUT OPTIONS PURCHASED (Cost $15,296)					12,757

TOTAL OPTIONS PURCHASED (Cost $15,296)					12,757

CROW POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2018	ANNUAL REPORT

SHORT-TERM INVESTMENT - 7.66%	Shares	Fair Value

Federated Government Obligations Fund - Institutional Class, 1.89% (b)	764,051	$764,051

TOTAL SHORT-TERM INVESTMENT (Cost $764,051)		764,051

TOTAL INVESTMENTS (Cost $8,877,549) - 89.64%		8,948,201

SECURITIES SOLD SHORT (Proceeds $88,410) - (0.80%)		(79,431)

OPTIONS WRITTEN (Proceeds $11,240) - (0.06%)		(6,250)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 11.22%		1,120,235

NET ASSETS - 100%		$9,982,755

(a) Non-income producing security.

(b) Rate shown represents the 7-day effective yield at September 30, 2018, is subject to change and resets daily.

(c) Affiliated investment company.

(d) Variable or step coupon security - Interest rate shown represents the rate on September 30, 2018.

(e) The value has been determined under the policies of the Board of Trustees. The value of such securities is $365,826 or 3.66% of net assets.

1 Each option contract is equivalent to 100 shares of the underlying ETF. All options are non-income producing.

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

CROW POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
September 30, 2018	ANNUAL REPORT

SECURITIES SOLD SHORT - (0.80)%

COMMON STOCK - (0.80)%	Shares	Fair Value

Auto Manufacturers - (0.80)%
Tesla, Inc. (a)	300	$79,431

TOTAL COMMON STOCK (Proceeds $88,410)		$79,431

(a) Non-income producing security.

The accompanying notes are an integral part of these financial statements.

CROW POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS - WRITTEN OPTIONS
September 30, 2018	ANNUAL REPORT

OPTIONS WRITTEN - (0.06)%

CALL OPTIONS WRITTEN - (0.05)%	Contracts [1]	Notional Amount	Exercise Price	Expiration	Fair Value

SPDR S&P 500 ETF Trust	10	$292,000	$292.00	10/1/2018	$120
SPDR S&P 500 ETF Trust	15	$435,000	$290.00	10/19/2018	4,800
TOTAL CALL OPTIONS WRITTEN (Proceeds $7,565)					4,920

PUT OPTIONS WRITTEN - (0.01%)	Contracts [1]	Notional Amount	Exercise Price	Expiration	Fair Value

iShares MSCI Emerging Markets ETF	25	$102,500	$41.00	10/19/2018	$475
SPDR S&P 500 ETF Trust	15	$420,000	$280.00	10/19/2018	855
TOTAL PUT OPTIONS WRITTEN (Proceeds $3,675)					1,330

TOTAL OPTIONS WRITTEN (Proceeds $11,240)					$6,250

1 Each option contract is equivalent to 100 shares of the underlying ETF. All options are non-income producing.

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

EAS CROW POINT ALTERNATIVES FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2018	ANNUAL REPORT

Assets:
Investment securities:
Unaffiliated Securities at Cost	$15,472,509
Affiliated Securities at Cost	15,718,915
Total Securities at Cost	31,191,424
Unaffiliated Securities at Value	16,767,029
Affiliated Securities at Value	16,379,509
Deposits at broker	8,788,462
Due from adviser	14,876
Receivables:
Interest	3,175
Dividends	4,132
Tax reclaims	8,613
Investment securities sold	543,074
Fund shares sold	67
Prepaid expenses and other assets	62,492
Total assets	42,571,429

Liabilities:
Securities sold short and options written:
Proceeds from securities sold short	9,354,426
Proceeds from options written	3,800
Total proceeds from securities sold short and options written	9,358,226
Securities sold short at value	9,359,404
Options written at value	6,400
Total securities sold short and options written at value	9,365,804
Payables:
Dividend expense from securities sold short	16,803
Accrued distribution (12b-1) fees	2,005
Due to administrator	13,998
Cash overdraft due to custodian	60,470
Accrued expenses	4,375
Total liabilities	9,463,455
Net Assets	$33,107,974

Sources of Net Assets:
Paid-in capital	$32,173,899
Total distributable earnings	934,075
Total Net Assets (Unlimited shares of beneficial interest authorized)	$34,042,049

Class A Shares:
Net assets	$2,056,030
Shares Outstanding ($0 par value, Unlimited shares of beneficial interest authorized)	207,303
Net Asset Value Per Share	$9.92

Maximum Offering Price Per Share (a)	$10.50
Minimum Redemption Price Per Share (b)	$9.82

Class C Shares:
Net assets	$891,655
Shares Outstanding ($0 par value, Unlimited shares of beneficial interest authorized)	93,004
Net Asset Value and Offering Price Per Share	$9.59

Minimum Redemption Price Per Share (c)	$9.49

Class I Shares:
Net assets	$30,160,289
Shares Outstanding ($0 par value, Unlimited shares of beneficial interest authorized)	3,014,737
Net Asset Value, Offering and Redemption Price Per Share	$10.00

(a) A maximum sales charge of 5.50% is imposed on Class A shares.
(b) Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within one year from the date of purchase.
(c) A contingent deferred sales charge (“CDSC”) of 1.00% is imposed in the event of certain redemption transactions made within one year from the date of purchase.

The accompanying notes are an integral part of these financial statements.

EAS CROW POINT ALTERNATIVES FUND
STATEMENTS OF OPERATIONS
September 30, 2018	ANNUAL REPORT

	For the	For the
	Period Ended	Year Ended
	September 30, 2018 (a)	April 30, 2018

Investment income:
Dividends (net of foreign withholding taxes of $17 and $2, respectively)	$31,031	$162,114
Dividends from affiliated funds	—	63,043
Interest	32,398	24,975
Total investment income	63,429	250,132

Expenses:
Management fees (Note 7)	109,988	231,659
Distribution (12b-1) fees - Class A	2,372	11,885
Distribution (12b-1) fees - Class C	3,518	8,461
Accounting and transfer agent fees and expenses	63,702	94,974
Professional fees	43,182	83,165
Prior administrator fees	—	65,867
Dividends on securities sold short	29,990	65,838
Registration and filing fees	18,297	51,004
Miscellaneous	13,004	2,530
Dealer network fees	—	5,174
Interest expense	13,169	61,614
Custodian fees	8,927	40,252
Pricing fees	6,879	12,950
Trustee fees and expenses	6,491	12,811
Compliance officer fees	6,250	7,500
Insurance	725	1,533
Reports to shareholders	361	8,302
Total expenses	326,855	765,519
Less expense reimbursement:
Fees waived by Adviser	(74,935)	(179,534)
Fees waived by Adviser for affiliated holdings	(25,402)	(54,616)
Fees waived by administrator	(16,250)	(44,660)
Net expenses	210,268	486,709

Net investment loss	(146,839)	(236,577)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated Investments	1,094,912	1,742,373
Affiliated Investments	—	81,485
Foreign currency transactions	(1,107)	1,496
Options written	22,490	(11,609)
Securities sold short	(45,936)	(259,827)
Net realized gain on investments, foreign currency transactions, written options and securities sold short	1,070,359	1,553,918

Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	563,563	245,233
Affiliated Investments	659,566	127,658
Foreign currency translations	110	(3,608)
Options written	(12,570)	4,641
Securities sold short	(24,468)	(1,032)
Net change in unrealized appreciation on investments, foreign currency translations, written options and securities sold short	1,186,201	372,892

Net gain on investments, options written, securities sold short and foreign currency transactions	2,256,560	1,926,810

Net increase in net assets resulting from operations	$2,109,721	$1,690,233

(a) Represents the period from May 1, 2018 through September 30, 2018.

The accompanying notes are an integral part of these financial statements.

EAS CROW POINT ALTERNATIVES FUND
STATEMENTS OF CHANGES IN NET ASSETS

September 30, 2018	ANNUAL REPORT

	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	September 30, 2018 (a)	April 30, 2018	April 30, 2017

Increase (decrease) in net assets from:
Operations:
Net investment loss	$(146,839)	$(236,577)	$(34,289)
Net realized gain (loss) from investments, foreign currency transactions, written options and securities sold short	1,070,359	1,553,918	(136,837)
Net change in unrealized appreciation on investments, foreign currency translations, written options and securities sold short	1,186,201	372,892	394,847
Net increase in net assets resulting from operations	2,109,721	1,690,233	223,721

Distributions to shareholders from:
Net investment income - Class A	—	(17,465)	(37,351)
Net investment income - Class C	—	(458)	—
Net investment income - Class I	—	(113,800)	(39,980)
Total distributions	—	(131,723)	(77,331)

From shares of beneficial interest:
Proceeds from shares sold:
Class A	5,200	134,893	2,515,557
Class C	28,000	4,000	56,128
Class I	17,498,537	9,960,572	10,067,605
Net asset value of shares issued in reinvestment of distributions to shareholders:
Class A		15,347	33,593
Class C		428	—
Class I		111,539	36,651
Redemption fee proceeds:
Class A	—	—	5,147
Class C	—	—	350
Class I		—	2,832
Payments for shares redeemed:
Class A	(855,606)	(10,107,175)	(13,182,684)
Class C	(13,498)	(171,481)	(699,001)
Class I	(6,069,711)	(9,310,754)	(8,274,474)
Increase (decrease) in net assets from shares of beneficial interest	10,592,922	(9,362,631)	(9,438,296)

Increase (decrease) in net assets	12,702,643	(7,804,121)	(9,291,906)

Net Assets:
Beginning of year/period	20,405,331	28,209,452	37,501,358

End of year/period	$33,107,974	$20,405,331	$28,209,452
Accumulated net investment loss	$(102,853)	$(102,853)	$21,737

Capital share activity:
Class A:
Shares Sold	546	14,767	292,404
Shares Reinvested	—	1,679	3,909
Shares Redeemed	(91,132)	(1,136,016)	(1,535,565)
Net decrease in shares of beneficial interest outstanding	(90,586)	(1,119,570)	(1,239,252)
Class C:
Shares Sold	2,950	446	6,698
Shares Reinvested	—	48	—
Shares Redeemed	(1,451)	(19,881)	(83,298)
Net increase (decrease) in shares of beneficial interest outstanding	1,499	(19,387)	(76,600)
Class I:
Shares Sold	1,829,979	1,090,024	1,160,329
Shares Reinvested	—	12,111	4,242
Shares Redeemed	(631,396)	(1,009,516)	(955,385)
Net increase in shares of beneficial interest outstanding	1,198,583	92,619	209,186

(a) Represents the period from May 1, 2018 through September 30, 2018.

The accompanying notes are an integral part of these financial statements.

EAS CROW POINT ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS

September 30, 2018	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return ratios to average net assets and other supplemental data for the year or period indicated.

	Class A
	For the		For the		For the	For the	For the	For the
	Period Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2018 (a)		April 30, 2018		April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014

Net Asset Value, Beginning of Year/Period	$9.20		$8.64		$8.59	$9.18	$8.85	$8.80

Investment Operations:
Net investment income (loss) (1)	(0.06)		(0.11)		(0.02)	0.08	0.09	0.04
Net realized and unrealized gain (loss) on investments	0.78		0.71		0.09	(0.62)	0.33	0.06
Total from investment operations	0.72		0.60		0.07	(0.54)	0.42	0.10

Distributions:
From net investment income	—		(0.04)		(0.02)	(0.06)	(0.09)	(0.05)
Total distributions	—		(0.04)		(0.02)	(0.06)	(0.09)	(0.05)

Paid in capital from redemption fees	—		—		0.00 (2)	0.01	0.00 (2)	0.00 (2)

Net Asset Value, End of Year/Period	$9.92		$9.20		$8.64	$8.59	$9.18	$8.85

Total Return (3)	7.83	%(9)	6.99	%(8)	0.80%	(5.75)%	4.78%	1.18%

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$2,056		$2,742		$12,253	$22,830	$11,122	$11,508

Ratio of gross expenses to average net assets (4) (5):	3.17	%(10)	3.54%		2.54%	3.20%	3.01%	2.31%
Ratio of net expenses to average net assets (4) (6):	2.11	%(10)	2.26%		2.18%	2.62%	2.83%	2.14%

Ratio of net investment income (loss) to average net assets (7)	(1.53	)%(10)	(1.27)%		(0.19)%	0.86%	1.02%	0.42%

Portfolio turnover rate	66	%(9)	165%		138%	149%	136%	219%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Resulted in less than $0.01 per share.
(3)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.
(5)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 2.11%, 2.12%, 2.53%, 2.31%, 3.00% and 2.78% for the years ended April 30, 2014, April 30, 2015, April 30, 2016, April 30, 2017, April 30, 2018, and the period September 30, 2018, respectively.
(6)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.95%, 1.95%, 1.95%, 1.95%, 1.71% and 1.72% for the years ended April 30, 2014, April 30, 2015, April 30, 2016, April 30, 2017, April 30, 2018 and the period September 30, 2018, respectively.
(7)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(9)	Not annualized
(10)	Annualized

(a)	Represents the period from May 1, 2018 through September 30, 2018.

The accompanying notes are an integral part of these financial statements.

EAS CROW POINT ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS

September 30, 2018	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return ratios to average net assets and other supplemental data for the year or period indicated.

	Class C
	For the		For the		For the	For the	For the	For the
	Period Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2018 (a)		April 30, 2018		April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014

Net Asset Value, Beginning of Year/Period	$8.93		$8.41		$8.41	$9.00	$8.69	$8.69

Investment Operations:
Net investment income (loss) (1)	(0.09)		(0.17)		(0.07)	0.01	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	0.75		0.69		0.07	(0.57)	0.33	0.06
Total from investment operations	0.66		0.52		—	(0.56)	0.35	0.03

Distributions:
From net investment income	—		0.00	(2)	—	(0.03)	(0.04)	(0.03)
Total distributions	—		—		—	(0.03)	(0.04)	(0.03)

Paid in capital from redemption fees	—		—		0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year/Period	$9.59		$8.93		$8.41	$8.41	$9.00	$8.69

Total Return (3)	7.39	%(9)	6.24	%(8)	0.00%	(6.40)%	3.99%	0.36%

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$892		$817		$932	$1,576	$2,379	$2,282

Ratio of gross expenses to average net assets (4) (5):	3.92	%(10)	4.21%		3.31%	4.13%	3.76%	3.06%
Ratio of net expenses to average net assets (4) (6):	2.86	%(10)	3.02%		2.94%	3.44%	3.58%	2.89%

Ratio of net investment income (loss) to average net assets (7)	(2.28	)%(10)	(1.95)%		(0.84)%	0.08%	0.24%	(0.33)%

Portfolio turnover rate	66	%(9)	165%		138%	149%	136%	219%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Resulted in less than $0.01 per share.
(3)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.
(5)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 2.86%, 2.88%, 3.40%, 3.07%, 3.67% and 3.53% for the years ended April 30, 2014, April 30, 2015, April 30, 2016, April 30, 2017, April 30, 2018, and the period ended September 30, 2018, respectively.
(6)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 2.70%, 2.70%, 2.70%, 2.70%, 2.46% and 2.47% for the years ended April 30, 2014, April 30, 2015, April 30, 2016, April 30, 2017, April 30, 2018 and the period ended September 30, 2018, respectively.
(7)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(9)	Not annualized
(10)	Annualized

(a)	Represents the period from May 1, 2018 through September 30, 2018.

The accompanying notes are an integral part of these financial statements.

EAS CROW POINT ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS

September 30, 2018	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return ratios to average net assets and other supplemental data for the year or period indicated.

	Class I
	For the		For the		For the	For the	For the	For the
	Period Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2018 (a)		April 30, 2018		April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014

Net Asset Value, Beginning of Year/Period	$9.28		$8.72		$8.65	$9.24	$8.90	$8.84

Investment Operations:
Net investment income (loss) (1)	(0.05)		(0.08)		0.01	0.10	0.12	0.06
Net realized and unrealized gain (loss) on investments	0.77		0.71		0.10	(0.61)	0.33	0.07
Total from investment operations	0.72		0.63		0.11	(0.51)	0.45	0.13

Distributions:
From net investment income	—		(0.07)		(0.04)	(0.08)	(0.11)	(0.07)
Total distributions	—		(0.07)		(0.04)	(0.08)	(0.11)	(0.07)

Paid in capital from redemption fees	—		—		0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year/Period	$10.00		$9.28		$8.72	$8.65	$9.24	$8.90

Total Return (3)	7.76	%(9)	7.20	%(8)	1.25%	(5.50)%	5.13%	1.43%

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$30,160		$16,846		$15,024	$13,095	$18,089	$22,063

Ratio of gross expenses to average net assets (4) (5)	2.92	%(10)	3.19%		2.32%	3.13%	2.75%	2.06%
Ratio of net expenses to average net assets (4) (6):	1.86	%(10)	2.02%		1.97%	2.44%	2.58%	1.89%

Ratio of net investment income (loss) to average net assets (7)	(1.28	)%(10)	(0.91)%		0.07%	1.07%	1.28%	0.67%

Portfolio turnover rate	66	%(9)	165%		138%	149%	136%	219%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Resulted in less than $0.01 per share.
(3)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.
(5)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 1.86%, 1.87%, 2.39%, 2.04%, 2.65%, and 2.53% for the years ended April 30, 2014, April 30, 2015, April 30, 2016, April 30, 2017, April 30, 2018 and the period ended September 30, 2018, respectively.
(6)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.70%, 1.70%, 1.70%, 1.70%, 1.46% and 1.47% for the years ended April 30, 2014, April 30, 2015, April 30, 2016, April 30, 2017, April 30, 2018 and the period ended September 30, 2018, respectively.
(7)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(9)	Not annualized
(10)	Annualized

(a)	Represents the period from May 1, 2018 through

The accompanying notes are an integral part of these financial statements.

CROW POINT GLOBAL TACTICAL ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2018	ANNUAL REPORT

Assets:
Investment securities:
Unaffiliated securities at cost	$14,926,931
Affiliated securities at cost	1,734,783
Total securities at cost	$16,661,714
Unaffiliated securities at value	15,758,159
Affiliated securities at value	1,677,676
Deposits at broker	997,762
Due from adviser	24,497
Receivables:
Interest	5,353
Dividends	19,012
Tax reclaims	9,100
Investment securities sold	258,841
Prepaid expenses and other assets	42,613
Total assets	18,793,013

Liabilities:
Securities sold short and options written:
Proceeds from securities sold short	609,673
Proceeds from options written	50,389
Total proceeds from securities sold short and options written	660,062
Securities sold short at value	585,974
Options written at value	33,339
Total securities sold short and options written at value	619,313
Payables:
Due to administrator	9,969
Accrued expenses	2,821
Total liabilities	632,103
Net Assets	$18,160,910

Sources of Net Assets:
Paid-in capital	$18,132,614
Total distributable earnings	28,296
Total Net Assets	$18,160,910

Investor Class Shares:
Net assets	$1,733,076
Shares Outstanding ($0 par value, Unlimited shares of beneficial interest authorized)	188,770
Net Asset Value, Offering and Redemption Price Per Share	$9.18

Institutional Class Shares:
Net assets	$16,427,834
Shares Outstanding ($0 par value, Unlimited shares of beneficial interest authorized)	1,770,617
Net Asset Value, Offering and Redemption Price Per Share	$9.28

The accompanying notes are an integral part of these financial statements.

CROW POINT GLOBAL TACTICAL ALLOCATION FUND
STATEMENTS OF OPERATIONS

September 30, 2018	ANNUAL REPORT

	For the	For the
	Period Ended	Year Ended
	September 30, 2018 (a)	May 31, 2018
Investment income:
Dividends (net of foreign withholding taxes of $0 and $2,773, respectively)	$105,771	$264,785
Interest	9,683	10,486
Total investment income	115,454	275,271

Expenses:
Management fees (Note 7)	50,095	99,433
Distribution (12b-1) fees - Class A	1,623	9,782
Prior administrator fees	—	79,705
Professional fees	27,548	36,557
Accounting and transfer agent fees and expenses	35,311	68,785
Registration and filing fees	10,851	34,436
Miscellaneous	5,028	7,188
Custodian fees	3,550	20,930
Reports to shareholders	—	3,384
Dividend expense	6,076	12,455
Trustee fees and expenses	4,360	16,155
Dealer network fees	—	4,529
Compliance officer fees	5,000	9,428
Pricing fees	2,507	5,014
Interest expense	2,204	1,414
Insurance	820	1,212
Total expenses	154,973	410,407
Less expense reimbursement:
Fees waived/reimbursed by Adviser	(79,439)	(233,525)
Fees waived by Adviser for affiliated holdings	(4,383)	(1,084)
Fees waived by Administrator	(8,750)	(39,934)
Net expenses	62,401	135,864

Net investment income	53,053	139,407

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	191,469	1,038,237
Affiliated Investments	(65,217)	—
Foreign currency transactions	1,107	(8,832)
Options written	1,701	70,527
Securities sold short	31,577	(37,835)
Net realized gain on investments, options written, securities sold short and foreign currency transactions	160,637	1,062,097

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	476,615	(270,095)
Affiliated investments	(18,949)	(38,158)
Securities sold short	7,623	16,076
Foreign currency translations	(64)	310
Options written	18,904	(21,717)
Net change in unrealized appreciation (depreciation) on investments, options written, securities sold short and foreign currency translations	484,129	(313,584)

Net gain on investments, options written, securities sold short and foreign currency	644,766	748,513

Net increase in net assets resulting from operations	$697,819	$887,920

(a) Represents the period from June 1, 2018 through September 30, 2018

The accompanying notes are an integral part of these financial statements.

CROW POINT GLOBAL TACTICAL ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

September 30, 2018	ANNUAL REPORT

	For the Period Ended September 30, 2018 (a)	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017

Increase (decrease) in net assets from:
Operations:
Net investment income	$53,053	$139,407	$322,162
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	160,637	1,062,097	(619,755)
Net change in unrealized appreciation (depreciation) on investments, options written, securities sold short and foreign currency translations	484,129	(313,584)	709,052
Net increase in net assets resulting from operations	697,819	887,920	411,459

Distributions to shareholders from:
Net investment income - Investor Class	—	(43,883)	(165,495)
Net investment income - Institutional Class	—	(74,894)	(32,061)
Net realized capital gains - Investor Class	—	—	(62,569)
Net realized capital gains - Institutional Class	—	—	(47,645)
Total distributions	—	(118,777)	(307,770)

Transactions in shares of beneficial interest:
Proceeds from shares sold:
Investor Class	100	1,040,198	1,069,978
Institutional Class	6,289,883	15,313,850	3,149,723
Net asset value of shares issued in reinvestment of distributions:
Investor Class	—	41,930	216,493
Institutional Class	—	46,699	15,918
Redemption fee proceeds:
Investor Class	—	1,773	3,398
Institutional Class	302	3,348	1,015
Payments for shares redeemed:
Investor Class	(764,684)	(3,407,587)	(8,056,858)
Institutional Class	(413,683)	(9,490,978)	(709,061)
Increase (decrease) in net assets from transactions in shares of beneficial interest	5,111,918	3,549,233	(4,309,394)

Increase (decrease) in net assets	5,809,737	4,318,376	(4,205,705)

Net Assets:
Beginning of year/period	12,351,173	8,032,797	12,238,502

End of year/period	$18,160,910	$12,351,173	$8,032,797
Undistributed (accumulated) net investment income (loss)	$73,120	$14,935	$(1,518)

Share activity:
Investor Class:
Shares sold	11	121,704	130,848
Shares reinvested	—	4,844	26,362
Shares redeemed	(86,513)	(385,679)	(981,017)
Net decrease in shares of beneficial interest	(86,502)	(259,131)	(823,807)

Institutional Class:
Shares sold	700,675	1,734,305	376,577
Shares reinvested	—	5,281	1,920
Shares redeemed	(46,255)	(1,050,506)	(85,255)
Net increase in shares of beneficial interest	654,420	689,080	293,242

(a) Represents the period from June 1, 2018 through September 30, 2018

The accompanying notes are an integral part of these financial statements.

CROW POINT GLOBAL TACTICAL ALLOCATION FUND
FINANCIAL HIGHLIGHTS

September 30, 2018	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return ratios to average net assets and other supplemental data for each of the years or period indicated.

	Investor Class
	For the Period Ended September 30, 2018 (a)		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Year Ended May 31, 2015		For the Year Ended May 31, 2014

Net Asset Value, Beginning of Year/Period	$8.81		$8.33		$8.20		$9.81		$10.35		$10.16

Investment Operations:
Net investment income (1)	0.02		0.12		0.32		0.39		0.53		0.43
Net realized and unrealized gain (loss) on investments	0.35		0.45		0.13		(1.18)		(0.56)		0.20
Total from investment operations	0.37		0.57		0.45		(0.79)		(0.03)		0.63

Distributions:
From net investment income	—		(0.09)		(0.21)		(0.27)		(0.48)		(0.44)
From net realized capital gains	—		—		—		—		—		0.00	(2)
From return of capital	—		—		(0.11)		(0.57)		(0.03)		—
Total distributions	—		(0.09)		(0.32)		(0.84)		(0.51)		(0.44)

Paid in capital from redemption fees	0.00	(2)	—		0.00	(2)	0.02		0.00	(2)	0.00	(2)

Net Asset Value, End of Year/Period	$9.18		$8.81		$8.33		$8.20		$9.81		$10.35

Total Return (3)	4.20	%(9)	6.86%		5.57	%(8)	(7.84)%		(0.24)%		6.42%

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$1,733		$2,425		$4,450		$11,133		$3,839		$7,937

Ratios of expenses to average net assets:
Before fees waived and expenses reimbursed (4) (11)	2.94	%(5)(10)	3.77	%(5)	3.68%		4.14	%(5)	3.21%		3.68%
After fees waived and expenses reimbursed (11)	1.32	%(7)(10)	1.32	%(7)	1.26%		1.29	%(7)	1.25	%(6)	1.13	%(6)

Ratios of net investment income to average net assets (11) (12)	0.71	%(10)	1.38%		3.92%		4.53%		5.30%		4.18%

Portfolio turnover rate	73	%(9)	324%		101%		160%		113%		95%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Amount represents less than $0.01 per share.
(3)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, if any.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 4.10%, 3.67% and 2.79% for the years ended May 31, 2016, May 31, 2018 and the period ended September 30, 2018, respectively.
(6)	Includes commission recapture. Excluding commission recapture, the ratio of net expenses to average net assets would have been 1.25% for the year ended May 31, 2014, and 1.30% for the year ended May 31, 2015.
(7)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.25%, 1.22% and 1.17% for the years ended May 31, 2016, May 31, 2018 and the period ended September 30, 2018, respectively.
(8)	As a result of a trade error, the Crow Point Global Tactical Allocation Fund experienced a loss of $10,469 for the year ended May 31, 2017, which was reimbursed by the Adviser. There was no effect on total return due to the trade error.
(9)	Not annualized
(10)	Annualized
(11)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.
(12)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(a)	Represents the period from June 1, 2018 through September 30, 2018

The accompanying notes are an integral part of these financial statements.

CROW POINT GLOBAL TACTICAL ALLOCATION FUND
FINANCIAL HIGHLIGHTS

September 30, 2018	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return ratios to average net assets and other supplemental data for each of the years or period indicated.

	Institutional Class
	For the Period Ended September 30, 2018 (a)		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Year Ended May 31, 2015		For the Year Ended May 31, 2014

Net Asset Value, Beginning of Year/Period	$8.89		$8.39		$8.26		$9.90		$10.44		$10.17

Investment Operations:
Net investment income (1)	0.03		0.10		0.36		0.38		0.56		0.46
Net realized and unrealized gain (loss) on investments	0.36		0.49		0.11		(1.14)		(0.56)		0.20
Total from investment operations	0.39		0.59		0.47		(0.76)		—		0.66

Distributions:
From net investment income	—		(0.10)		(0.22)		(0.29)		(0.52)		(0.39)
From net realized capital gains	—		—		—		—		—		0.00	(2)
From return of capital	—		—		(0.12)		(0.59)		(0.02)		—
Total distributions	—		(0.10)		(0.34)		(0.88)		(0.54)		(0.39)

Paid in capital from redemption fees	0.00	(2)	0.01		0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)

Net Asset Value, End of Year/Period	$9.28		$8.89		$8.39		$8.26		$9.90		$10.44

Total Return (3)	4.39	%(9)	7.22%		5.82	%(8)	(7.61)%		0.06%		6.65%

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$16,428		$9,926		$3,583		$1,105		$6,223		$2,531

Ratios of expenses to average net assets:
Before fees waived and expenses reimbursed (4) (11)	2.69	%(5) (10)	3.55	%(5)	3.75%		4.88	%(5)	2.95%		3.38%
After fees waived and expenses reimbursed (11)	1.07	%(7) (10)	1.14	%(7)	1.05%		1.04	%(7)	1.00	%(6)	0.88	%(6)

Ratios of net investment income to average net assets (11) (12)	0.96	%(10)	1.16%		4.36%		4.19%		5.55%		4.50%

Portfolio turnover rate	73	%(i)	324%		101%		160%		113%		95%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Amount represents less than $0.01 per share.
(3)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 4.84%, 3.41% and 2.54% for the years ended May 31, 2016, May 31, 2018 and the period ended September 30, 2018, respectively.
(6)	Includes commission recapture. Excluding commission recapture, the ratio of net expenses to average net assets would have been 1.00% for the year ended May 31, 2014 and 1.04% for the year ended May 31, 2015.
(7)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.00%, 1.00% and 0.92% for the years ended May 31, 2016, May 31, 2018 and the period ended September 30, 2018, respectively.
(8)	As a result of a trade error, the Crow Point Global Tactical Allocation Fund experienced a loss of $10,469 for the year ended May 31, 2017, which was reimbursed by the Adviser. There was no effect on total return due to the trade error.
(9)	Not annualized
(10)	Annualized
(11)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.
(12)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(a)	Represents the period from June 1, 2018 through September 30, 2018

The accompanying notes are an integral part of these financial statements.

CROW POINT ALTERNATIVE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2018	ANNUAL REPORT

Assets:
Investment securities:
Unaffiliated Securities at Cost	$8,377,549
Affiliated Securities at Cost	500,000
Total Securities at Cost	8,877,549
Unaffiliated Securities at Value	8,444,701
Affiliated Securities at Value	503,500
Deposits at broker	1,585,527
Due from adviser	14,167
Receivables:
Interest	1,273
Dividends	10,592
Investment securities sold	198,924
Prepaid expenses and other assets	32,353
Total assets	10,791,037

Liabilities:
Securities sold short and options written:
Proceeds from securities sold short	88,410
Proceeds from options written	11,240
Total proceeds from securities sold short and options written	99,650
Securities sold short at value	79,431
Options written at value	6,250
Total securities sold short and options written at value	85,681
Payables:
Investment securities purchased	705,469
Accrued distribution (12b-1) fees	5,268
Due to administrator	7,574
Accrued expenses	4,290
Total liabilities	808,282
Net Assets	$9,982,755

Sources of Net Assets:
Paid-in capital	$11,422,045
Total distributable earnings	(1,439,290)
Total Net Assets (Unlimited shares of beneficial interest authorized)	$9,982,755

Investor Class Shares:
Net assets	$9,982,755
Shares Outstanding ($0 par value, Unlimited shares of beneficial interest authorized)	1,183,024
Net Asset Value, Offering and Redemption Price Per Share	$8.44

The accompanying notes are an integral part of these financial statements.

CROW POINT ALTERNATIVE INCOME FUND
STATEMENT OF OPERATIONS

September 30, 2018	ANNUAL REPORT

For the Year Ended September 30, 2018

Investment income:
Dividends (net of foreign withholding taxes of $0)	$221,383
Interest	47,228
Total investment income	268,611

Expenses:
Management fees (Note 7)	113,068
Distribution (12b-1) fees - Investor Class	28,267
Accounting and transfer agent fees and expenses	80,686
Professional fees	53,459
Registration and filing fees	28,852
Trustee fees and expenses	15,617
Pricing fees	13,371
Miscellaneous	9,158
Custodian fees	9,341
Dealer network fees	9,113
Compliance officer fees	15,000
Dividend expense	1,402
Insurance	296
Total expenses	377,630
Less expense reimbursement:
Fees waived by Adviser	(80,949)
Fees waived by Adviser for affiliated holdings	(754)
Fees waived by administrator	(40,833)
Net expenses	255,094

Net investment income	13,517

Realized and unrealized gain (loss):
Net realized gain on:
Unaffiliated investments	332,438
Securities sold short	(36,163)
Options written	32,875
Net realized gain on investments, options written and securities sold short	329,150

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(45,048)
Affiliated Investments	3,500
Securities sold short	8,979
Options written	4,990
securities sold short	(27,579)

Net gain on investments, options written and securities sold short	301,571

Net increase in net assets resulting from operations	$315,088

The accompanying notes are an integral part of these financial statements.

CROW POINT ALTERNATIVE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

September 30, 2018	ANNUAL REPORT

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017

Increase (decrease) in net assets from:
Operations:
Net investment income	$13,517	$50,332
Net realized gain (loss) on investments, options written and securities sold short	329,150	(8,786)
Distributions of capital gains from underlying investments	—	2,206
Net unrealized depreciation on investments, options written and securities sold short	(27,579)	(11,264)
Net increase in net assets resulting from operations	315,088	32,488

Distributions to shareholders from:
Net investment income - Investor Class	(18,527)	(139,442)
Total distributions	(18,527)	(139,442)

Capital share transactions:
Proceeds from shares sold:
Investor Class	14,624,493	2,577,764
Net asset value of shares issued in reinvestment of distributions:
Investor Class	12,755	26,378
Payments for shares redeemed:
Investor Class	(12,799,380)	(1,340,102)
Increase in net assets from capital share transactions	1,837,868	1,264,040

Increase in net assets	2,134,429	1,157,086

Net Assets:
Beginning of year	7,848,326	6,691,240

End of year	$9,982,755	$7,848,326
Accumulated net investment loss	$(13,991)	$(15,708)

Share activity:
Investor Class:
Shares sold	1,746,456	313,485
Shares reinvested	1,509	3,209
Shares redeemed	(1,511,960)	(162,386)
Net increase in shares of beneficial interest	236,005	154,308

The accompanying notes are an integral part of these financial statements.

CROW POINT ALTERNATIVE INCOME FUND
FINANCIAL HIGHLIGHTS

September 30, 2018	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the years indicated.

	Investor Class
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014 (5)

Net Asset Value, Beginning of Year	$8.29	$8.44		$8.47	$8.84	$9.04

Investment Operations:
Net investment income (1)	0.01	0.06		0.10	0.11	0.23
Net realized and unrealized gain (loss) on investments and options	0.15	(0.04)		0.04	(0.35)	0.01 (6)
Total from investment operations	0.16	0.02		0.14	(0.24)	0.24

Distributions:
From net investment income	(0.01)	(0.17)		(0.17)	(0.13)	(0.44)
Total distributions	(0.01)	(0.17)		(0.17)	(0.13)	(0.44)

Net Asset Value, End of Year	$8.44	$8.29		$8.44	$8.47	$8.84

Total Return (2)	1.93%	0.32	%(7)	1.76%	(2.81)%	2.65%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$9,983	$7,848		$6,691	$8,211	$16,479

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	3.34%	4.25%		3.67%	4.34%	4.01%
After fees waived and expenses reimbursed	2.26%	2.25%		2.27%	3.33%	2.93%

Ratios of expenses to average net assets (excluding dividends and interest on margin account) (3):
Before fees waived and expenses reimbursed	3.33%	4.24%		3.65%	3.26%	3.26%
After fees waived and expenses reimbursed	2.25%	2.25%		2.25%	2.25%	2.18%

Ratios of net investment income to average net assets (3) (4)	0.12%	0.76%		1.20%	1.21%	2.58%

Portfolio turnover rate	301%	268%		162%	999%	1125%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	On January 27, 2014, Class A, Class C and Class R shares were exchanged for shares of Class Y which was renamed Investor Class shares.
(6)	The net realized and unrealized gain on investments per share does not accord with the net of the amounts reported in the statement of operations due to the timing of purchases and redemptions of the Fund shares during the period.
(7)	As a result of a trade error, Crow Point Alternative Income Fund experienced a loss of $3,364 for the year ended September 30, 2017, which was reimbursed by the Adviser. There was no effect on total return due to the trade error.

The accompanying notes are an integral part of these financial statements.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

1.	ORGANIZATION

The EAS Crow Point Alternatives Fund (the “EAS Fund”) was organized on October 13, 2017, and the Crow Point Global Tactical Allocation Fund (the “Global Fund”), formerly the Crow Point Defined Risk Global Equity Income Fund, and Crow Point Alternative Income Fund (the “Income Fund”) (collectively, the “Funds”) were organized on October 6, 2017 as separate diversified series of 360 Funds (the “Trust”). The Trust was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s investment objective is preservation and growth of capital. The Funds’ investment adviser is Crow Point Partners, LLC (the “Adviser”).

The EAS Fund offers three classes of shares, Class A, Class C and Class I shares. The Global Fund offers two classes of shares, Investor Class and Institutional Class. The Income Fund offers one class of shares, Investor Class. Each class differs as to sales and redemption charges and ongoing fees. Income and realized/unrealized gains or losses are allocated to each class based on relative net assets.

Effective as of the close of business on October 6, 2017 for the Global Fund and the Income Fund and October 13, 2017 for the EAS Fund, pursuant to an Agreement and Plan of Reorganization (the “Reorganization”), the Trust’s Funds received all the assets and liabilities of the Northern Light Series Trust’s (the “Former Trust”) Global Fund (the “Predecessor Global Fund”), Income Fund (the “Predecessor Income Fund”) and EAS Fund (Predecessor EAS Fund), collectively, (the “Predecessor Funds”). The shareholders of the Predecessor Funds received shares of the Funds with aggregate net asset values equal to the aggregate net asset values of their shares in the Predecessor Funds immediately prior to the Reorganization. The Predecessor Funds’ investment objectives, policies and limitations were substantially identical to those of the Funds, which had no operations prior to the Reorganization. For financial reporting purposes, the Predecessor Funds’ operating history prior to the Reorganization is reflected in their financial statements and financial highlights. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Funds reflected the historical basis of the assets of the Predecessor Funds as of the date of the Reorganization. The Reorganization is also considered tax-free based on accounting principles generally accepted in the United States of America (“GAAP”).

The 360 Funds’ Board of Trustees unanimously approved a change in the EAS Fund’s fiscal year end from April 30th to September 30th and a change in the Global Fund’s fiscal year end from May 31st to September 30th. Consequently, this annual report will only cover the period from May 1, 2018 through September 30, 2018 for the EAS Fund and the period from June 1, 2018 through September 30, 2018 for the Global Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)             Security Valuation – All investments in securities are recorded at their estimated fair value, as described in note 3.

b)             Short Sales – The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When Funds make a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Funds cover their short positions, the Funds will incur a loss; conversely, if the price declines, the Funds will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

To the extent the Funds sell securities short, they will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its Custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

c)             Investment Companies – The Funds may invest in investment companies such as open-end funds (mutual funds), including exchange-traded funds (“ETFs”) and closed-end funds (“CEFs”) (also referred to as “Underlying Funds”) subject to limitations as defined in the Investment Company Act of 1940. Your cost of investing in the Funds will generally be higher than the cost of investing directly in the Underlying Funds. By investing in the Funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Funds invest in addition to the Funds’ direct fees and expenses. Also, with respect to dividends paid by the Underlying Funds, it is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

d)            Options – The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer (seller) the obligation to buy the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

If an option purchased by the Funds expires unexercised, the Funds realize a loss equal to the premium paid. If the Funds enter into a closing sale transaction on an option purchased by it, the Funds will realize a gain if the premium received by the Funds on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Funds expires on the stipulated expiration date or if the Funds enter into a closing purchase transaction, they will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by the Funds is exercised, the proceeds of the sale will be increased by the net premium originally received and the Funds will realize a gain or loss. If a put option written by the Funds is exercised, the cost of the purchase will be decreased by the net premium originally received.

e)             Federal Income Taxes – The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of their net investment company taxable income and net capital gains. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

As of and during the periods/year ended September 30, 2018, the Funds did not have a liability for any unrecognized tax expenses. The Funds recognize interest and penalties, if any, related to unrecognized tax liability as income tax expense in the statements of operations. During the periods/year ended September 30, 2018, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware state.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Funds to analyze all open tax years, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the years ended April 30, 2015, April 30, 2016, April 30, 2017 and April 30, 2018 and the periods ended September 30, 2018 for the EAS Fund; and the years ended May 31, 2015, May 31, 2016, May 31, 2017 and May 31, 2018 and the period ended September 30, 2018 for the Global Fund; and the years ended September 30, 2015, September 30, 2016, September 30, 2017 and September 30, 2018 for the Income Fund, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

f)             Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains.

g)            Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h)            Other – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

i)              Sales Charges and Redemption Fees – A maximum sales charge of 5.50% is imposed on certain purchases of the EAS Fund’s Class A shares. A contingent deferred sales charge (“CDSC”) is imposed upon certain redemptions of the EAS Fund’s Class A shares purchased at net asset value in amounts totaling $1 million or more if the dealer’s commission was paid by the underwriter and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to 1.00% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed; or (2) the net asset value of such shares at the time of redemption. A CDSC of 1.00% will be imposed on redemptions of the EAS Fund’s Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the net asset value at the time of purchase of the Class C shares being redeemed. There were no CDSC Fees paid to the Distributor during the periods/year ended September 30, 2018.

3.	SECURITIES VALUATIONS

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

3.	SECURITIES VALUATIONS (continued)

●	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, ETFs, mutual funds and CEFs) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value per share and are categorized as level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Funds’ NAV calculations that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Funds invest may default or otherwise cease to have market quotations readily available.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

3.	SECURITIES VALUATIONS (continued)

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures, which established a Valuation Committee to work with the Adviser and report to the Board of Trustees (the “Board”) on securities being fair valued or manually priced. The Lead Chairman and Trustee of the 360 Funds, along with the Trust’s Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Adviser in pricing fair valued securities, and consideration of any unresolved valuation issue or a request to change the methodology for manually pricing a security. In turn, the Lead Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as level 3 securities.

The following tables summarize the inputs used to value the Funds’ assets and liabilities measured at fair value as of September 30, 2018.

EAS Fund: Financial Instruments – Assets Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$10,245,692	$378,129	$—	$10,623,821
Closed-End Fund (1)	850	—	—	850
Hedge Fund measured at net asset value (2)	—	—	—	3,981,142
Mutual Funds (1)	16,379,509	1,109,835	—	17,489,344
Asset Backed Securities	—	28,833	—	28,833
Corporate Bond	—	272,700	—	272,700
Call Options Purchased	378,148	369,000	—	747,148
Put Options Purchased	2,700	—	—	2,700
Total Assets	$27,006,899	$2,158,497	$—	$33,146, 538

Financial Instruments – Liabilities Securities Sold Short Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$1,805,351	$—	$—	$1,805,351
Exchange-Traded Funds (1)	7,554,053	—	—	7,554,053
Put Options Written	6,400	—	—	6,400
Total Liabilities	$9,365,804	$—	$—	$9,365, 804

(1)       For a detailed break-out of common stock, ETFs, CEFs and mutual funds by industry or asset class, please refer to the Schedules of Investments.

(2)        In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the schedule of investments.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

3.	SECURITIES VALUATIONS (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the EAS Fund:

	Balance as of April 30, 2018	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018
Bonds & Notes	$ 38,020	$ 520	$ 7	$ (527)	$ —	$ (38,020)	$ —	$ —	$ —
Total	$ 38,020	$ 520	$ 7	$ (527)	$ —	$ (38,020)	$ —	$ —	$ —

Global Fund: Financial Instruments – Assets Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$961,827	$—	$—	$961,827
Closed-End Funds (1)	770,857	—	—	770,857
Exchange-Traded Funds (1)	10,858,295	—	—	10,858,295
Mutual Funds (1)	1,677,676	—	—	1,677,676
Asset Backed Securities	—	18,214	—	18,214
Put Options	49,020	—		49,020
Short-Term Investments	3,099,946	—	—	3,099,946
Total Assets	$17,417,621	$18,214	$—	$17,435,835

Financial Instruments – Liabilities Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$317,724	$—	$—	$317,724
Exchange-Traded Funds (1)	268,250	—	—	268,250
Call Options Written	23,080	—	—	23,080
Put Options Written	10,259	—	—	10,259
Total Liabilities	$619,313	$—	$—	$619, 313

(1)	For a detailed break-out of common stock, ETFs, CEFs and mutual funds by industry or asset class, please refer to the Schedules of Investments.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

3.	SECURITIES VALUATIONS (continued)

Income Fund: Financial Instruments – Assets Security Classification	Level 1	Level 2	Level 3	Totals
Preferred Stock (1)	$59,558	$—	$—	$59,558
Closed-End Funds (1)	704,032	—	—	704,032
Exchange-Traded Funds (1)	5,792,401	—	—	5,792,401
Mutual Funds (1)	503,500	—	—	503,500
Bonds & Notes	—	746,076	—	746,076
Private Investment	—	—	365,826	365,826
Put Options	12,757	—	—	12,757
Short-Term Investments	764,051	—	—	764,051
Total Assets	$7,836,299	$746,076	$365,826	$8,948,201

Financial Instruments – Liabilities Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$79,431	$—	$—	$79,431
Call Options Written	4,920	—	—	4,920
Put Options Written	1,330	—	—	1,330
Total Liabilities	$85,681	$—	$—	$85,681

(1) For a detailed break-out of common stock, preferred stock, ETFs, CEFs and mutual funds by industry or asset class, please refer to the Schedules of Investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of September 30, 2017	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018
Private Investment	$ —	$ —	$ —	$ —	$ —	$ —	$ 365,826	$ —	$ 365,826
Total	$ —	$ —	$ —	$ —	$ —	$ —	$ 365,826	$ —	$ 365,826

The price for the Private Investment is determined based on the price change of a basket of five comparable public companies using the following formula: Previous day’s price multiplied by the sum of 1/5th of the daily price change of each public company within the basket equals current day’s price. This price represents the Private Investment’s estimated fair value. Given that the Private Investment has not yet released financial statements, the estimated fair value is currently non-verifiable, thus has been transferred from Level 2 to Level 3. The actual value of the Private Investment could differ substantially from the estimate provided herein.

It is the Funds’ policy to recognize transfers between levels at the end of the reporting period.

4.	DERIVATIVES TRANSACTIONS

As of September 30, 2018, portfolio securities valued at $9,599,520 and $2,170,785 were held in escrow by the custodian as collateral for securities sold short and options written by the EAS Fund and Global Fund, respectively.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

4.	DERIVATIVES TRANSACTIONS (continued)

As of September 30, 2018, the location on the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

EAS Fund:
Assets	Location	Equity Contracts
Call options purchased	Unaffiliated securities, at value	$747,148
Put options purchased	Unaffiliated securities, at value	2,700
Total Assets		$749,848

Liabilities	Location	Equity Contracts
Call options written	Options written, at value	$6,400
Total Liabilities		$6,400

Global Fund:
Assets	Location	Equity Contracts
Put options purchased	Unaffiliated securities, at value	$49,020
Total Assets		$49,020

Liabilities	Location	Equity Contracts
Call options written	Options written, at value	$23,080
Put options written	Options written, at value	10,259
Total Liabilities		$33,339

Income Fund:
Assets	Location	Equity Contracts
Put options purchased	Unaffiliated securities, at value	$12,757
Total Assets		$12,757

Liabilities	Location	Equity Contracts
Call options written	Options written, at value	$4,920
Put options written	Options written, at value	1,330
Total Liabilities		$6,250

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

4.	DERIVATIVES TRANSACTIONS (continued)

Realized and unrealized gains and losses on derivatives contracts entered into by the Funds during the periods/year ended September 30, 2018, are recorded in the following locations in the Statements of Operations:

EAS Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$639,178
Put options purchased	Unaffiliated Investments	(48,639)
Call options written	Options written	(2,600)
Put option written	Options written	(9,970)
		$577,969

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$135,787
Put options purchased	Unaffiliated Investments	(132,168)
Put option written	Options written	22,490
		$26,109

Global Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Put options purchased	Unaffiliated Investments	$1,654
Call options written	Options written	(1,519)
Put option written	Options written	20,423
		$20,558

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(8,025)
Put options purchased	Unaffiliated Investments	(13,863)
Call options written	Options written	(1,406)
Put option written	Options written	3,107
		$(20,187)

Income Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Put options purchased	Unaffiliated Investments	$(2,539)
Call options written	Options written	(1,245)
Put option written	Options written	6,235
		$2,451

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(4,117)
Put options purchased	Unaffiliated Investments	(14,648)
Call options written	Options written	20,866
Put option written	Options written	12.009
		$14,110

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

4.	DERIVATIVES TRANSACTIONS (continued)

Realized and unrealized gains and losses on derivatives contracts entered into by the EAS Fund during the year ended April 30, 2018, are recorded in the following locations in the Statements of Operations:

EAS Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(4,054)
Put options purchased	Unaffiliated Investments	(59,343)
Put option written	Options written	4,641
		$(58,760)

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(29,168)
Put options purchased	Unaffiliated Investments	(16,182)
Put option written	Options written	(11,609)
		$(56,959)

Realized and unrealized gains and losses on derivatives contracts entered into by the Global Fund during the year ended May 31, 2018, are recorded in the following locations in the Statement of Operations:

Net change in unrealized appreciation (depreciation) on:	Location	Equity Contracts
Put options purchased	Unaffiliated Investments	$45,632
Call options written	Options written	(2,958)
Put options written	Options written	(18,759)
		$23,915

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$5,287
Put options purchased	Unaffiliated Investments	(127,490)
Call options written	Options written	6,978
Put options written	Options written	63,549
		$(51,676)

The amounts realized and changes in unrealized gains and losses on derivative instruments during the periods/years as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

5.	INVESTMENT TRANSACTIONS

For the periods/year ended September 30, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales
EAS Fund	$27,792,401	$16,133,413
Global Fund	12,909,966	10,564,362
Income Fund	29,282,998	28,754,656

There were no Government securities purchased or sold during the periods/year.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

6.            INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Funds have ownership of at least 5% of the voting securities or of common management. Companies which are affiliates of the Funds at September 30, 2018, are noted in the Funds’ Schedules of Investments. The Income Fund, Crow Point Growth Fund (the “Growth Fund”), Eagle Rock Floating Rate Fund (the “Eagle Rock Fund”) and RVX Emerging Markets Equity Fund (the “RVX Fund”) are mutual funds which are considered affiliates because they are also of common management of the Adviser.

Transactions during the periods/year with affiliated companies were as follows:

EAS Fund:	Value as of April 30, 2018	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of September 30, 2018	Income received
Income Fund	$ 3,319,068	$ —	$ 37,203	$ 800,000	$ —	$ 4,156,271	$ —
Growth Fund*	100,875	—	687,408	6,150,000	—	6,938,283	—
Eagle Rock Fund	—	—	17,010	2,250,000	—	2,267,010	—
RVX Fund	—	—	(82,055)	3,100,000	—	3,017,945	—
Total	$ 3,419,943	$ —	$ 659,566	$ 12,300,000	$ —	$ 16,379,509	$ —

* On May 14, 2018, the Adviser became the investment adviser of the Goodwood SMID Long/Short Fund (“Goodwood”). As of April 30, 2018, the EAS Fund owned 12,500 shares of Goodwood valued at $100,875. Accordingly, subsequent to April 30, 2018, Goodwood became an affiliated company to the Funds and its name was changed to the Crow Point Growth Fund.

Global Fund:	Value as of May 31, 2018	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of September 30, 2018	Income received
RVX Fund	$ 1,511,842	$ (65,217)	$ (25,949)	$ —	$ (750,000)	$ 670,676	$ —
Eagle Rock Fund	—	—	7,000	1,000,000	—	1,007,000	—
Total	$ 1,511,842	$ (65,217)	$ (18,949)	$ 1,000,000	$ (750,000)	$ 1,677,676	$ —

Income Fund:	Value as of September 30, 2017	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of September 30, 2018	Income received
Eagle Rock Fund	$ —	$ —	$ 3,500	$ 500,000	$ —	$ 503,500	$ —
Total	$ —	$ —	$ 3,500	$ 500,000	$ —	$ 503,500	$ —

Transactions with affiliated companies for the EAS Fund during the year ended April 30, 2018 were as follows:

EAS Fund:	Value as of April 30, 2017	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of April 30, 2018	Income received
Alternative Income Fund	$ 5,413,279	$ 48,915	$ 66,874	$ 300,000	$ (2,510,000)	$ 3,319,068	$ 34,515
Defined Risk Fund	1,342,792	32,570	60,784	300,000	(1,736,146)	—	28,528
Total	$ 6,756,071	$ 81,485	$ 127,658	$ 600,000	$ (4,246,146)	$ 3,319,068	$ 63,043

Transactions with affiliated companies for the Global Fund during the year ended May 31, 2018 were as follows:

Global Fund:	Value as of May 31, 2017	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of May 31, 2018	Income received
RVX Fund	$ —	$ —	$ (38,158)	$ 1,550,000	$ —	$ 1,511,842	$ —
Total	$ —	$ —	$ (38,158)	$ 1,550,000	$ —	$ 1,511,842	$ —

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

7.            ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The EAS Fund and the Global Fund have entered into Investment Advisory Agreements with the Adviser. Pursuant to the Reorganization on October 6, 2017, the Income Fund has also entered into an Investment Advisory Agreement with the Adviser (collectively, the “Advisory Agreements”). Under the Advisory Agreements, the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectuses and Statements of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment advisor to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with their investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

Prior to the Reorganization, the Former Trust was party to an advisory agreement (the “Former Agreement”) with the Adviser, pursuant to which the Adviser served as investment adviser to the Predecessor Income Fund. Pursuant to the Former Agreement between the Adviser and the Former Trust, on behalf of the Predecessor Income Fund, the Adviser, under the oversight of the Former Board of Trustees, directed the daily operations of the Predecessor Income Fund and supervised the performance of administrative and professional services provided by others.

Under the terms of the Advisory Agreement with the Funds and the Former Agreement with the Predecessor Income Fund, the Adviser receives a monthly management fee equal to annual rates of the Funds’ net assets as follows:

Management Fee Rates
EAS Fund	1.00%
Global Fund	0.88%
Income Fund	1.00%

For the periods/year ended September 30, 2018, the Adviser earned management fees as follows:

Management Fees
EAS Fund	$109,988
Global Fund	50,095
Income Fund	113,068

For the year ended April 30, 2018, the Adviser earned $231,659 of management fees from the EAS Fund. For the year ended May 31, 2018, the Adviser earned $99,433 of management fees from the Global Fund.

The Adviser has contractually agreed to waive or reduce its fees and to assume other expenses of the EAS Fund and the Global Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on securities sold short and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.70% of the average daily net assets of each share class of the EAS Fund and 1.35% of the average daily net assets of each share class of the Global Fund through January 31, 2020. These operating expense limitation agreements can be terminated only by, or with the consent of, the Board of Trustees.

The Adviser has also contractually agreed to waive its fees and reimburse expenses of the Income Fund, at least until January 31, 2019 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 2.25% of the Fund’s average daily net assets.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

7.              ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

  For the periods/year ended September 30, 2018, the Adviser waived advisory fees and reimbursed expenses as follows:

	Advisory Fees Waived	Expenses Reimbursed
EAS Fund	$ 74,935	$ —
Global Fund	50,095	29,344
Income Fund	80,949	—

For the year ended April 30, 2018, the Adviser waived advisory fees of $179,534 earned from the EAS Fund. For the year ended May 31, 2018, the Adviser waived advisory fees of $98,349 and reimbursed expenses of $135,176 to the Global Fund.

The Funds invested a portion of their assets in the Income Fund, Growth Fund, Eagle Rock Fund and RVX Fund, which are affiliated Funds (Note 6). As such, the Adviser has agreed to waive its advisory fees on the portion of the Funds’ assets that are invested in the Income Fund, Growth Fund, Eagle Rock Fund and RVX Fund. For the periods/year ended September 30, 2018, the Adviser waived advisory fees related to assets invested in the affiliated funds as follows:

Affiliated Funds Advisory Fees Waived
EAS Fund	$ 25,402
Global Fund	4,383
Income Fund	754

For the year ended April 30, 2018, the Adviser waived $54,616 in advisory fees related to the EAS Fund’s assets invested in the affiliated funds. For the year ended May 31, 2018, the Adviser waived $1,084 in advisory fees related to the Global Fund’s assets invested in the affiliated funds.

These waivers are in addition to amounts waived pursuant to the contractual expense limitations detailed in the above paragraphs and are not recoupable.

Expense waivers and reimbursements are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Expense waivers and reimbursements made by the Predecessor Income Fund were also subject to possible recoupment from the Predecessor Fund under the same terms. As of September 30, 2018, the total amount of expenses waived/reimbursed subject to recapture and their expiration dates, pursuant to the waiver agreements, was as follows:

	Amount Subject to Recoupment	Expiration Dates
EAS Fund	$ 177,286	April 30, 2019
EAS Fund	100,591	April 30, 2020
EAS Fund	175,252	April 30, 2021
EAS Fund	74,935	September 30, 2021
Global Fund	264,268	May 31, 2019
Global Fund	205,491	May 31, 2020
Global Fund	233,525	May 31, 2021
Global Fund	79,439	September 30, 2021
Income Fund	109,295	September 30, 2019
Income Fund	130,930	September 30, 2020
Income Fund	80,949	September 30, 2021

The EAS Fund and the Global Fund have entered into an Investment Company Services Agreement (“ICSA”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the Reorganization, the Income Fund has also entered into an ICSA with M3Sixty. Pursuant to the ICSA, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; and (j) maintaining shareholder account records.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

7.             ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

  For the periods/year ended September 30, 2018, M3Sixty earned fees as follows:

ICSA Fees
EAS Fund	$ 69,952
Global Fund	40,311
Income Fund	95,686

For the period from October 14, 2017 through April 30, 2018 for EAS Fund, M3Sixty earned $94,974. For the period from October 7, 2017 through May 31, 2018 for the Global Fund, M3Sixty earned $68,785.

M3Sixty has also agreed to voluntarily waive certain fees until certain thresholds are met by the Funds. During the periods/year ended September 30, 2018, M3Sixty waived fees as follows:

ICSA Fees Waived
EAS Fund	$ 16,250
Global Fund	8,750
Income Fund	40,833

During the period from October 14, 2017 through April 30, 2018 for the EAS Fund, M3Sixty waived $44,660 of fees. During the period from October 7, 2017 through May 31, 2018 for the Global Fund, M3Sixty waived $39,934 of fees.

Certain officers of the Fund are also employees or officers of M3Sixty.

Prior to the Reorganization, Gemini Fund Services, LLC (“GFS”), an affiliate of Northern Lights Distributors, LLC (the “Predecessor Distributor”), provided administration, fund accounting, and transfer agent services to the Predecessor Funds. Pursuant to separate servicing agreements with GFS, the Predecessor Funds paid GFS customary fees for providing administration, fund accounting and transfer agency services to the Predecessor Fund.

Matrix 360 Distributors, LLC (the “Distributor”) acts as the principal underwriter and distributor (the “Distributor”) of the EAS Fund’s and Global Fund’s shares for the purpose of facilitating the registration of shares of the EAS Fund and the Global Fund under state securities laws and to assist in sales of the EAS Fund’s and the Global Fund’s shares pursuant to a Distribution Agreement (the “Distribution Agreement”) approved by the Trustees. Pursuant to the Reorganization, the Distributor also acts as the principal underwriter and distributor of the Income Fund’s shares. The Distribution Agreement between the Funds and the Distributor requires the Distributor to use all reasonable efforts in connection with the distribution of the Funds’ shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives. The Distributor may receive commissions from the sale of the EAS Fund’s Class A shares. During the periods/year ended September 30, 2018, there were no commissions paid to the Distributor. During the period from October 14, 2017 through April 30, 2018 for the EAS Fund and October 7, 2017 through May 31, 2018 for the Global Fund, there were no commissions paid to the Distributor.

The Distributor is an affiliate of M3Sixty.

Prior to the Reorganization, the Predecessor Distributor served as the principal underwriter and national distributor for shares of the Predecessor Funds. The Predecessor Distributor was obligated to sell the shares of the Predecessor Funds on a best efforts basis only against purchase orders for the shares. Shares of the Predecessor Funds were offered to the public on a continuous basis.

The EAS Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for its Class A and Class C shares. The Global Fund has adopted a Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for its Investor Class shares. Pursuant to the Reorganization, the Income Fund has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act for its Investor Class shares. Under the Plans, the Funds may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of Fund shares, or for other expenses associated with distributing Fund shares. The EAS Fund may expend up to 1.00% for Class C shares and up to 0.25% for Class A shares, the Global Fund may expend up to 0.25% for its Investor shares and the Income Fund may expend up to 0.25% of its Investor shares of the Funds’ average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Funds and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

7.             ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The Plan for the EAS Fund took effect October 14, 2017. The Plans for the Global Fund and the Income Fund took effect October 7, 2017. For the periods/year ended September 30, 2018, the Fund accrued 12b-1 expenses attributable to Class A, Class C and Investor class shares as follows:

	Class A	Class C	Investor Class
EAS Fund	$ 2,372	$ 3,518	N/A
Global Fund	N/A	N/A	$ 1,623
Income Fund	N/A	N/A	28,267

Prior to the Reorganization, the Predecessor Trust had adopted a Master Distribution and Shareholder Servicing Plan (the “Predecessor Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Predecessor Plan, the Predecessor EAS Fund paid 0.25% and 1.00% per year of the average daily net assets of the Predecessor EAS Fund’s Class A and Class C shares, respectively; and the Predecessor Global Fund paid 0.25% per year of the average daily net assets of the Predecessor Global Fund’s Investor Class shares; and the Predecessor Income Fund paid 0.25% per year of the average daily net assets of the Predecessor Income Fund’s Investor Class shares for such distribution and shareholder service activities. During the period from October 1, 2017 through October 6, 2017, pursuant to the Predecessor Plan, the Predecessor Global Fund’s and the Predecessor Income Fund’s Investor Class shares accrued $5,764 and $324, respectively. During the period from October 1, 2017 through October 13, 2017, pursuant to the Predecessor Plan, the Predecessor EAS Fund’s Class A and Class I shares accrued $7,125 and $3,954, respectively.

8.            DISTRIBUTIONS TO SHAREHOLDERS AND TAX MATTERS

The tax character of distributions during the periods/year ended September 30, 2018 was as follows:

	Ordinary Income	Long-Term Capital Gains
EAS Fund	$ —	$ —
Global Fund	—	—
Income Fund	18,527	—

The tax character of distributions during the year ended April 30, 2018 for the EAS Fund, during the year ended May 31, 2018 for the Global Fund and during the year ended September 30, 2017 for the Income Fund was as follows:

	Ordinary Income	Long-Term Capital Gains
EAS Fund	$ 131,723	$ —
Global Fund	118,777	—
Income Fund	139,442	—

The tax character of distributions during the year ended April 30, 2017 for the EAS Fund and during the year ended May 31, 2017 for the Global Fund was as follows:

	Ordinary Income	Return of Capital
EAS Fund	$ 77,331	$ —
Global Fund	197,556	110,214

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

8.             DISTRIBUTIONS TO SHAREHOLDERS AND TAX MATTERS (continued)

The tax character of distributable earnings (deficit) at September 30, 2018, the Funds’ most recent fiscal periods/year end, was as follows:

	Undistributed Ordinary Income	Post-October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/(Deficit)
EAS Fund	$ —	$ —	$ (449,667)	$ (39,510)	$ 1,423,252	$ 934,075
Global Fund	73,120	—	(847,732)	(4,563)	807,471	28,296
Income Fund	—	—	(1,500,040)	(23,796)	84,546	(1,439,290)

The difference between book basis and tax basis undistributed net investment income (loss), accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships, real estate investment trusts, grantor trusts and C-Corporation return of capital distributions. In addition, the amount listed under other book/tax differences for the Fund is primarily attributable to the tax deferral of losses on straddles and adjustments for constructive sales of securities held short.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds did not defer any capital losses.

At September 30, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
EAS Fund	$ 449,667	$ —	$ 449,667
Global Fund	847,730	2	847,732
Income Fund	1,455,893	44,147	1,500,040

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), and adjustments for paydowns, C-Corporation return of capital distributions, real estate investment trusts, grantor trusts, partnerships, and the capitalization of in lieu dividend payments, resulted in reclassifications for the periods/year ended September 30, 2018 as follows:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
EAS Fund	$ (145,722)	$ 146,839	$ (1,117)
Global Fund	—	5,132	(5,132)
Income Fund	(3,242)	6,727	(3,485)

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at September 30, 2018 were as follows:

	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
EAS Fund	$ 22,357,870	$ 2,203,563	$ (780,699)	$ 1,422,864
Global Fund	16,009,323	1,013,342	(206,143)	807,199
Income Fund	8,777,974	208,505	(123,959)	84,546

The difference between book basis and tax basis undistributed net investment income (loss), accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships, real estate investment trusts, grantor trusts and C-Corporation return of capital distributions.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

9.            COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.         SUBSEQUENT EVENTS

In accordance with GAAP, Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

11.          RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Management is currently evaluating the impact that ASU 2018- 13 will have on the Funds’ financial statements and related disclosures.

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of 360 Funds

and the Shareholders of EAS Crow Point Alternatives Fund,

Crow Point Global Tactical Allocation Fund, and

Crow Point Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of EAS Crow Point Alternatives Fund (the “EAS Fund”), Crow Point Global Tactical Allocation Fund (the “Global Fund”) (f/k/a Crow Point Defined Risk Global Equity Income Fund), and Crow Point Alternative Income Fund (the “Income Fund”), each a series of shares of beneficial interest in 360 Funds (the “Funds”), including the schedules of investments, as of September 30, 2018, and the related statements of operations for each of the year or periods presented, and the statements of changes in net assets for each of the years or periods presented ending in 2018.. We have also audited the financial highlights for the EAS Fund for period ended September 30, 2018 and the year ended April 30, 2018, the financial highlights for the Global Fund for the period ended September 30, 2018 and the period ended May 31, 2018, and the financial highlights for the Income Fund for each the years in the five year period ended September 30, 2018, as well as the related notes (all of these statements and notes referred to in the previous two sentences are collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods described above, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended April 30, 2017 and the financial highlights for each of the years in the four-year period then ended for the EAS Fund were audited by other auditors, whose report dated June 29, 2017, expressed an unqualified opinion on such financial statement and financial highlights. The statement of changes in net assets for the year ended May 31, 2017 and the financial highlights for each of the years in the four-year period then ended for the Global Fund were audited by other auditors, whose report dated July 31, 2017, expressed an unqualified opinion on such financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, brokers, other appropriate parties, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the 360 Funds since 2018.

Philadelphia, Pennsylvania

November 29, 2018

Crow Point Funds	ANNUAL REPORT

ADDITIONAL INFORMATION

September 30, 2018 (Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Forms N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

 A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

 Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

 Shareholder Tax Information - The Funds are required to advise you within 60 days of the Funds’ fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. The Income Fund paid $18,527 of ordinary income distributions during the year ended September 30, 2018. The EAS Fund and the Global Fund did not pay any distributions during the periods/year ended September 30, 2018.

Tax information is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2019 to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their own tax advisors.

SPECIAL MEETING OF SHAREHOLDERS

On September 21, 2018, a Special Meeting of Shareholders of the Trust was held for the purpose of voting on the following proposal:

Proposal 1: To elect six Trustees to the Board of Trustees of the Trust. The Nominees are as follows:

Arthur Falk

Tom M. Wirtshafter

Gary DiCenzo

Steven D. Poppen

Randall K. Linscott

Thomas J. Schmidt

The total number of shares of the Trust present in person or by proxy represented approximately 67.37% of the Trust’s shares entitled to vote at the Special Meeting. The shareholders of the Trust voted to approve Proposal 1. The votes cast by the Trust’s shareholders with respect to Proposal 1 were as follows:

Proposal 1	For	Against	Abstain
Arthur Falk	11,600,022	726	180,762
Tom M. Wirtshafter	11,600,022	726	180,762
Gary DiCenzo	11,600,022	726	180,762
Steven D. Poppen	11,598,966	—	180,762
Randall K. Linscott	11,600,022	—	180,762
Thomas J. Schmidt	11,600,022	—	180,762

Crow Point Funds	ANNUAL REPORT

ADDITIONAL INFORMATION

September 30, 2018 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling (877) 244-6235.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. Each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Arthur Q. Falk YOB : 1937	Trustee and Independent Chairman	Since 2011	Retired. President, Murray Hill Financial Marketing, (financial marketing consultant) (1990–2012).	Twelve	None
Tom M. Wirtshafter YOB : 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment adviser) (2009–Present).	Twelve	None
Gary W. DiCenzo YOB: 1962	Trustee	Since 2014	Chief Executive Officer, Cognios Capital (investment management firm) (2015-present); President and CEO, IMC Group, LLC (asset management firm consultant) (2010-2015).	Twelve	FNEX Ventures (1)
Steven D. Poppen YOB : 1968	Trustee	Since 2018	Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1998-present).	Twelve	M3Sixty Funds Trust (3)
Thomas J. Schmidt YOB: 1963	Trustee	Since 2018	Principal, Tom Schmidt & Associates Consulting, LLC (2015-Present); Vice President of the Mutual Fund and Alternative Investment Full Service Transfer Agent (1986-2014).	Twelve	None
Interested Trustee*
Randall K. Linscott YOB: 1971	President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013 – present); Chief Operating Officer, M3Sixty Administration, LLC (2011–2013); Division Vice President, Boston Financial Data Services, (2005–2011).	Twelve	N/A

* The Interested Trustee is an Interested Trustee because he is an officer and employee of the Administrator.

Crow Point Funds	ANNUAL REPORT

ADDITIONAL INFORMATION

September 30, 2018 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Andras P. Teleki YOB: 1971	Chief Compliance Officer and Secretary	Since 2015	Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC and M3Sixty Advisors, LLC (2015–present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2016–present); Chief Compliance Officer and Secretary, WP Trust (2016-present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015–present); Partner, K&L Gates, (2009–2015).	N/A	N/A
Brandon J. Byrd YOB: 1981	Assistant Secretary and Anti-Money Laundering Officer Vice President	Since 2013 Since 2018	Chief Operating Officer, M3Sixty Administration, LLC (2013-present); Anti-Money Laundering Compliance Officer, Monteagle Funds (2015-2016); Division Manager - Client Service Officer, Boston Financial Data Services (mutual find service provider) (2010-2012).	N/A	N/A
Justin J. Thompson YOB: 1983	Treasurer	Since 2017	Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2017-present); Treasurer, WP Trust (2017-present); Treasurer, Capital Management Investment Trust (2017-present); Treasurer, 360 Funds (2017-present); Officer of Fund Accounting – State Street Bank & Trust (2009-2016).	N/A	N/A
Larry E. Beaver, Jr. YOB: 1969	Assistant Treasurer	Since 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017- present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017). Chief Accounting Officer, Amidex Funds, Inc. (2003-present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008-2017). Treasurer, 360 Funds (2007-2017); Treasurer, M3Sixty Funds Trust (2015-2017); Treasurer, WP Trust (2015-2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008-2016).	N/A	N/A
John H. Lively YOB: 1969	Assistant Secretary	Since 2017	Attorney, Practus, LLP (law firm) (May 2018-present); Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm) (2010-May 2018).	N/A	N/A
Ted L. Akins YOB: 1974	Assistant Secretary	Since 2017	Vice President of Operations, M3Sixty Administration, LLC (2012-present).	N/A	N/A

Crow Point Funds	ANNUAL REPORT

ADDITIONAL INFORMATION

September 30, 2018 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC and M3Sixty Administration, LLC. Each Trustee who is not an “interested person” receives a fee of $1,500 each year plus $200 per Board or committee meeting attended. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee[1]	Aggregate Compensation From each Fund[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds Paid to Trustees[2]
Independent Trustees
Arthur Falk	$ 2,500	None	None	$ 7,500
Thomas Krausz [3]	$ 2,300	None	None	$ 6,900
Tom M. Wirtshafter	$ 2,300	None	None	$ 6,900
Gary W. DiCenzo	$ 2,300	None	None	$ 6,900
Steven D. Poppen	None	None	None	None
Thomas J. Schmidt	None	None	None	None
Interested Trustees and Officers
Randall K. Linscott	None	Not Applicable	Not Applicable	None

1 Each of the Trustees serves as a Trustee to each Series of the Trust. The Trust currently offers twelve (12) series of shares.

2 Figures are for the period from October 7, 2017 through September 30, 2018.

3 Resigned as Independent Trustee effective July 13, 2018.

Crow Point Funds	ANNUAL REPORT

Information About Your Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as the sales charge (load) imposed on certain subscriptions and the contingent deferred sales charge (“CDSC”) and redemption fees imposed on certain short-term redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made at the beginning of the period). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), CDSC fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectuses.

Expenses and Value of a $1,000 Investment for the period from 04/01/18 through 09/30/18

EAS Fund:	Beginning Account Value (04/01/2018)	Annualized Expense Ratio for the Period	Ending Account Value (09/30/2018)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Class A (+7.24%)	$1,000.00	2.05%	$1,072.40	$10.65
Class C (+6.91%)	$1,000.00	2.80%	$1,069.10	$14.52
Class I (+7.30%)	$1,000.00	1.80%	$1,073.00	$ 9.35
Hypothetical 5% Return
Class A	$1,000.00	2.05%	$1,014.80	$10.35
Class C	$1,000.00	2.80%	$1,011.00	$14.12
Class I	$1,000.00	1.80%	$1,016.00	$ 9.10

Global Fund:	Beginning Account Value (04/01/2018)	Annualized Expense Ratio for the Period	Ending Account Value (09/30/2018)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Investor Class (+5.76%)	$1,000.00	1.30%	$1,057.60	$ 6.71
Institutional Class (+5.94%)	$1,000.00	1.05%	$1,059.40	$ 5.42
Hypothetical 5% Return
Investor Class	$1,000.00	1.30%	$1,018.60	$ 6.58
Institutional Class	$1,000.00	1.05%	$1,019.80	$ 5.32

Crow Point Funds	ANNUAL REPORT

Information About Your Fund’s Expenses – (Unaudited) (continued)

Expenses and Value of a $1,000 Investment for the period from 04/01/18 through 09/30/18
Income Fund:	Beginning Account Value (04/01/2018)	Annualized Expense Ratio for the Period	Ending Account Value (09/30/2018)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Investor Class (+1.20%)	$1,000.00	2.24%	$1,012.00	$11.30
Hypothetical 5% Return
Investor Class	$1,000.00	2.24%	$1,013.80	$11.31

(a)	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Funds’ prospectuses, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read them carefully before you invest or send money.

Total EAS Fund operating expense ratios as stated in the current EAS Fund prospectus dated August 28, 2018 for the EAS Fund were as follows:
EAS Crow Point Alternatives Fund Class A, gross of fee waivers or expense reimbursements	4.28%
EAS Crow Point Alternatives Fund Class A, after waiver and reimbursement*	3.23%
EAS Crow Point Alternatives Fund Class C, gross of fee waivers or expense reimbursements	4.95%
EAS Crow Point Alternatives Fund Class C, after waiver and reimbursement*	3.98%
EAS Crow Point Alternatives Fund Class I, gross of fee waivers or expense reimbursements	3.93%
EAS Crow Point Alternatives Fund Class I, after waiver and reimbursement*	2.98%

Pursuant to an operating expense limitation agreement between Crow Point Partners, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.70% of the average daily net assets of each share class of the Fund through January 31, 2020. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three-year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap. Total Gross Operating Expenses during the period ended September 30, 2018 were 3.17%, 3.92% and 2.92% for the EAS Crow Point Alternatives Fund Class A, Class C and Class I shares, respectively. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 7) sections of this report for expense related disclosures during the period ended September 30, 2018.

Crow Point Funds	ANNUAL REPORT

Information About Your Fund’s Expenses – (Unaudited) (continued)

Total Global Fund operating expense ratios as stated in the current Global Fund prospectus dated September 28, 2018 were as follows:
Crow Point Global Tactical Allocation Fund Investor Class, gross of fee waivers or expense reimbursements	4.00%
Crow Point Global Tactical Allocation Fund Investor Class, after waiver and reimbursement*	1.93%
Crow Point Global Tactical Allocation Fund Institutional Class, gross of fee waivers or expense reimbursements	3.78%
Crow Point Global Tactical Allocation Fund Institutional Class, after waiver and reimbursement*	1.72%

Pursuant to an operating expense limitation agreement between Crow Point Partners, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.35% of the average daily net assets of each share class of the Fund through January 31, 2020. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three-year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap. Total Gross Operating Expenses during the period ended September 30, 2018 were 2.94% and 2.69% for the Crow Point Global Tactical Allocation Fund Investor Class and Institutional Class shares, respectively. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 7) sections of this report for expense related disclosures during the period ended September 30, 2018.

Total Income Fund operating expense ratios as stated in the current Income Fund prospectus dated January 29, 2018 for the Income Fund were as follows:
Crow Point Alternative Income Fund Investor Class, gross of fee waivers or expense reimbursements	4.60%
Crow Point Alternative Income Fund Investor Class, after waiver and reimbursement*	2.60%

Crow Point Partners, LLC (the “Adviser”), the Fund’s adviser, has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2019 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 2.25% of the Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the Fund’s adviser. Total Gross Operating Expenses during the year ended September 30, 2018 were 3.34% for the Crow Point Alternative Income Fund Investor Class. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 7) sections of this report for expense related disclosures during the year ended September 30, 2018.

360 FUNDS

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

Crow Point Partners, LLC

25 Recreation Drive

Suite 206

Hingham, MA 02043

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

3rd Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Parkway

Suite 310

Leawood, KS 66211

CUSTODIAN BANK

Fifth Third Bank

Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the periods covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the “audit committee financial expert” as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for the period ended September 30, 2018 and each of the last two fiscal years ended April 30, 2018 and April 30, 2017 for professional services rendered by the principal accountants for the audit of the EAS Fund’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $8,900 with respect to the period ended September 30, 2018, $12,700 with respect to the registrant’s fiscal year ended April 30, 2018 and $14,200 with respect to the registrant’s fiscal year ended April 30, 2017.

The aggregate fees billed for the period ended September 30, 2018 and each of the last two fiscal years ended May 31, 2018 and May 31, 2017 for professional services rendered by the principal accountants for the audit of the Global Fund’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $8,900 with respect to the period ended September 30, 2018, $12,700 with respect to the registrant’s fiscal year ended May 31, 2018 and $13,750 with respect to the registrant’s fiscal year ended May 31, 2017.

The aggregate fees billed for each of the last two fiscal years ended September 30, 2018 and September 30, 2017 for professional services rendered by the principal accountants for the audit of the Income Fund’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,700 with respect to the fiscal year ended September 30, 2018 and $14,700 with respect to the registrant’s fiscal year ended September 30, 2017.

(b)	Audit-Related Fees. There were no fees billed during the last two fiscal years/periods for assurances and related services by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed for the period ended September 30, 2018 and each of the last two fiscal years ended April 30, 2018 and April 30, 2017 for professional services rendered by the principal accountant to the EAS Fund for tax compliance, tax advice and tax planning were $3,000 with respect to the period ended September 30, 2018, $3,000 with respect to the fiscal year ended April 30, 2018 and $3,100 with respect to the fiscal year ended April 30, 2017. The services comprising these fees are the preparation of the registrant’s federal and state income tax returns, review of calculations of required excise distributions and preparation of federal excise tax returns.

The aggregate fees billed for the period ended September 30, 2018 and each of the last two fiscal years ended May 31, 2018 and May 31, 2017 for professional services rendered by the principal accountant to the Global Fund for tax compliance, tax advice and tax planning were $3,000 with respect to the period ended September 30, 2018, $3,000 with respect to the fiscal year ended May 31, 2018 and $2,800 with respect to the fiscal year ended May 31, 2017. The services comprising these fees are the preparation of the registrant’s federal and state income tax returns, review of calculations of required excise distributions and preparation of federal excise tax returns.

The aggregate fees billed for each of the last two fiscal years ended September 30, 2018 and September 30, 2017 for professional services rendered by the principal accountant to the Global Fund for tax compliance, tax advice and tax planning were $3,000 with respect to the fiscal year ended September 30, 2018 and $2,200 with respect to the fiscal year ended September 30, 2017. The services comprising these fees are the preparation of the registrant’s federal and state income tax returns, review of calculations of required excise distributions and preparation of federal excise tax returns.

(d)

All Other Fees. The aggregate fees billed in the period ended September 30, 2018 and for the last two fiscal years ended April 30, 2018 and April 30, 2017 for the EAS Fund; the period ended September 30, 2018 and for the last two fiscal years ended May 31, 2018 and May 31, 2017 for the Global Fund; and for the last two fiscal years ended September 30, 2018 and September 30, 2017 for the Income Fund for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for all periods and fiscal years mentioned above.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the period ended September 30, 2018 and for the last two fiscal years ended April 30, 2018 and April 30, 2017 for the EAS Fund; the period ended September 30, 2018 and for the last two fiscal years ended May 31, 2018 and May 31, 2017 for the Global Fund; and for the last two fiscal years ended September 30, 2018 and September 30, 2017 for the Income Fund are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser during the periods and fiscal years mentioned above.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On September 21, 2018, a Special Meeting of Shareholders of the Trust was held for the purpose of voting on the following proposal:

Proposal 1: To elect six Trustees to the Board of Trustees of the Trust. The Nominees are as follows:

Arthur Falk

Tom M. Wirtshafter

Gary DiCenzo

Steven D. Poppen

Randall K. Linscott

Thomas J. Schmidt

The total number of shares of the Trust present in person or by proxy represented approximately 67.37% of the Trust’s shares entitled to vote at the Special Meeting. The shareholders of the Trust voted to approve Proposal 1. The votes cast by the Trust’s shareholders with respect to Proposal 1 were as follows:

Proposal 1	For	Against	Abstain
Arthur Falk	11,600,022	726	180,762
Tom M. Wirtshafter	11,600,022	726	180,762
Gary DiCenzo	11,600,022	726	180,762
Steven D. Poppen	11,598,966	-	180,762
Randall K. Linscott	11,600,022	-	180,762
Thomas J. Schmidt	11,600,022	-	180,762

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable, Fund is an open-end management investment company

ITEM 13.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

   /s/ Randy Linscott

By Randy Linscott
Principal Executive Officer
Date: December 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

   /s/ Randy Linscott

By Randy Linscott
Principal Executive Officer
Date: December 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

   /s/ Justin Thompson

By Justin Thompson
Principal Financial Officer
Date: December 10, 2018